UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Securities Exchange Act of 1934
(Amendment No.      )

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Waystar Holding Corp.

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Notice of 2025 Annual Meeting and Proxy Statement

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1550 Digital Drive #300
Lehi, Utah 84043
(844) 492-9782
April 29, 2025
Dear Fellow Stockholder:
On behalf of the board of directors and management of Waystar Holding Corp., I cordially invite you to attend our annual meeting of stockholders on Wednesday, June 4, 2025, at 11:30 a.m. Eastern Time. The 2025 Annual Meeting will be held virtually. You can attend, vote your shares electronically, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/WAY2025. To participate in the meeting, you will need the 16-digit number listed on your proxy card. The notice of the meeting and proxy statement that follow describe the business that we will consider at the meeting.
Your vote is very important, and regardless of whether you attend the meeting, we are pleased to offer multiple options for voting your shares as described in the Notice beginning on page 1 of the proxy statement.
Thank you for your continued support of Waystar Holding Corp.
Sincerely,
Matt Hawkins
Chief Executive Officer

Notice of 2025 Annual Meeting of Stockholders
June 4, 2025
11:30 a.m. Eastern Time
www.virtualshareholdermeeting.com/WAY2025
You can attend the Annual Meeting online through our live webcast, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/WAY2025. You will need to have the 16-digit number included on your proxy card to join the Annual Meeting.
AGENDA:
1.
To elect the three Class I directors named in our proxy statement to hold office until the 2028 annual meeting of stockholders and until their respective successors have been elected and qualified;

2.
To approve an amendment to our Amended and Restated Certificate of Incorporation to remove the existing limit on the maximum size of our board of directors;

3.
Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

4.
Transact any other business properly introduced at the Annual Meeting.

Only stockholders of record as of April 21, 2025, will be entitled to attend and vote at the Annual Meeting and any adjournments or postponements thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2025 Annual Meeting for a period of 10 days prior to the 2025 Annual Meeting by contacting our Investor Relations department at investors@waystar.com.
Please note that if you held common stock on April 21, 2025, in “street name” (that is, through a broker, bank or other nominee), you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee how to vote your shares. You will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.
We hope that you can attend the Annual Meeting. Regardless of whether you will attend via our live webcast, please complete and return your proxy so that your shares can be voted at the Annual Meeting in accordance with your instructions.
April 29, 2025
By order of the board of directors
Greg Packer
Chief Legal Officer and Secretary
This proxy statement and accompanying proxy card are first being made available on or about April 29, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS:
Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report for the fiscal year ended December 31, 2024, are available electronically at www.proxyvote.com.
References in this proxy statement to “Waystar,” “the Company,” “we,” “us” or “our” refer to Waystar Holding Corp. and include all of its consolidated subsidiaries, unless otherwise indicated or the context requires otherwise. References to “the board” refer to our board of directors. References to: “Bain” mean certain investment funds of Bain Capital, LP and its affiliates; “CPPIB” mean Canada Pension Plan Investment Board; “EQT” mean those investment funds of EQT AB and its affiliates; and “Institutional Investors” mean Bain, CPPIB, and EQT, and their respective affiliates. A copy of our annual report for the fiscal year ended December 31, 2024 (our “Annual Report”), including financial statements, is being sent simultaneously with this proxy statement and will also be available at www.proxyvote.com.

Proxy Summary Information
To assist you in reviewing the proposals to be voted upon at our 2025 Annual Meeting, we have summarized important information contained in this proxy statement and our Annual Report for the fiscal year ended December 31, 2024. This summary does not contain all of the information that you should consider, and you should carefully read the entire proxy statement and Annual Report before voting.
Voting
Stockholders of record as of April 21, 2025, may cast their votes in any of the following ways:

Internet	Phone	Mail	Via webcast during the Annual Meeting
Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card or voter instruction form.	Call 1-800-690-6903 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card or voter instruction form.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	Visit virtualshareholdermeeting.com/WAY2025. You will need the 16-digit number included in your proxy card or voter instruction form. Online access begins at 11:15 a.m. (Eastern Time).
Voting Matters and Board Recommendation
Proposal	Board Vote Recommendation
Elect Three Class I Directors (page 3 )	FOR each Director Nominee
Approve an Amendment to our Amended and Restated Certificate of Incorporation to Remove the Existing Limit on the Maximum Size of our Board (page 14)	FOR
Ratify the Appointment of Independent Registered Public Accounting Firm for 2025 (page 16)	FOR
Board Nominees
The following table provides summary information about each director nominee.
Name, Age	Director since	Class	Principal Occupation	Committee Membership*
				TCC	ACRC	NCGC
Samuel Blaichman, 49	2024	I	Managing Director, Head of Direct Private Equity at CPPIB
Priscilla Hung, 58	2024	I	Senior Advisor at Guidewire Software, Inc.
Vivian Riefberg, 64	2023	I	Professorship Chair and Professor of Practice at the University of Virginia Darden School of Business

*   TCC
Talent & Compensation Committee

   ACRC
Audit, Compliance & Risk Committee

   NCGC
Nominating and Corporate Governance Committee

PROPOSAL 1: ELECT THREE CLASS I DIRECTORS
Our business and affairs are managed under the direction of our board of directors, which currently consists of ten directors.
Our amended and restated certificate of incorporation (our “certificate of incorporation”) provides that, subject to the right of holders of any series of preferred stock, our board of directors will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, and with the directors serving staggered three-year terms, with only one class of directors being elected at each annual meeting of stockholders. As a result, approximately one-third of our board of directors will be elected each year.
Unless otherwise specified in the proxy, the shares voted pursuant thereto will be cast for each of Mr. Blaichman, Ms. Hung, and Ms. Riefberg. If, for any reason, at the time of election any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for a substitute nominee, who would be recommended by our board of directors. Our board of directors, however, has no reason to believe that any of the nominees will be unable to serve as a director.
The following biographical information is furnished as to each nominee for election as a director and each of our directors as of April 29, 2025.
Nominees for Election to the board of directors for a Three-Year Term Expiring at the 2028 Annual Meeting and Until their Respective Successors Have Been Elected and Qualified:
SAMUEL BLAICHMAN
Samuel Blaichman, 49, has served as a member of our board of directors since April 2024. He is Managing Director, Head of Direct Private Equity at CPPIB, which he joined in 2007. Mr. Blaichman previously worked at Bain & Company as a management consultant and in the Corporate Finance and Assurance groups at PricewaterhouseCoopers. He currently serves on the board of Ascot Group, a specialty risk-assumption organization, and previously served on the boards of The Gates Corporation, a manufacturer of power transmission belts and fluid power products, Air Distribution Technologies, a manufacturer of air distribution and ventilation solutions, Wilton Re, a life insurance company, and Berlin Packaging, a hybrid packaging supplier.
Mr. Blaichman was selected to serve as a director because of his experience in private equity investing and knowledge and understanding of business and corporate strategy.
PRISCILLA HUNG
Priscilla Hung, 58, has served as a member of our board of directors since February 2024. Ms. Hung has served as a Senior Advisor at Guidewire Software, Inc., a provider of cloud-based software for the property and casualty insurance industry, since January 2024. Prior to becoming a Senior Advisor, Ms. Hung served in various roles at Guidewire since joining the company in 2005, including president and chief operating officer, chief administrative officer, senior vice president of corporate development, vice president of operations, and vice president of corporate development. Prior to joining Guidewire, Ms. Hung held several management positions at SAP Ariba, a software and information technology services company, Sun Microsystems, Inc., a manufacturer of computer workstations, servers, and software, and Oracle Corporation, a database and enterprise management company. Ms. Hung currently serves on the boards of Veeva Systems Inc., a provider of cloud-based software for the global life sciences industry; Ethos Technologies, Inc., a leading online life insurance platform; and Xerox Holdings Corporation, a workplace technology company. Ms. Hung previously served on the board of Vonage Holdings Corp., a cloud communications provider, from 2019 until 2022, when it was acquired by Telefonaktiebolaget LM Ericsson.
Ms. Hung was selected to serve as a director because of her experience in technology and platform-based services and deep experience in worldwide operations, including product development, corporate and product strategy, information systems technology and security, cloud operations, and customer success.
VIVIAN E. RIEFBERG
Vivian E. Riefberg, 64, has served as a member of our board of directors since October 2023. Since August 2024, she has also served as the David C. Walentas Jefferson Scholars Foundation Professorship Chair and is a Professor of Practice at the University of Virginia (“UVA”) Darden School of Business and a Fellow at The Miller Center at UVA. Ms. Riefberg previously held a variety of high-ranking executive positions at McKinsey & Company from September 1987 to July 1988 and December 1989 to May 2024, including leading the Public Sector Practice for the Americas and co-leading the U.S. Health Care practice. She also currently serves on the boards of ONWARD Medical N.V. since 2022 and Lightrock, an impact investing fund, since 2022 and privately held Accompany Health, Inc. since 2023 and K Health Inc. since 2025, and has served as an Emeritus Director with McKinsey & Company since June 2024. In the non-profit world, she has served on the boards of the Public Broadcasting Service since 2018, Johns Hopkins Medicine since July 2024, and the advisory board for the Smithsonian American Women’s History Museum since August 2025. She was previously on the board of governors for the NIH Clinical Center from 2000 to 2004 and was a director on the boards for Signify Health, Inc. from 2024 to 2023, the Partnership for a Healthier America, and McKinsey & Company.
Ms. Riefberg was selected to serve as a director because of her healthcare expertise across both public and private sectors and her management experience.
Members of the board of directors Continuing in Office for a Term Expiring at the 2026 Annual Meeting and Until their Respective Successors Have Been Elected and Qualified:
JOHN DRISCOLL
John Driscoll, 65, has served as Chair of our board of directors since 2019. Mr. Driscoll currently serves as Chair of the board of directors of the Magnit Company, which he joined in November 2024. Previously, Mr. Driscoll served as President, U.S. Healthcare and Executive Vice President of Walgreens Boots Alliance Inc, from 2022 to 2024, as Chief Executive Officer of CareCentrix, a healthcare benefits management company, from 2013 to 2022, as President of Castlight Health, a healthcare technology company, from 2012 to 2013, and as Group President for Medco, a pharmacy benefits management company, from June 2003 to April 2012. Mr. Driscoll also previously founded and chaired the Surescripts ePrescribing Network, a national health information network, from 2004 to 2007, served as Advisor to Oak Investment Partners, a venture capital firm, and served as Vice President for government programs at Oxford Health Plans, a part of the UnitedHealthcare insurance company. Mr. Driscoll previously served on the board and as chair of the Audit Committee of Press Ganey, a provider of healthcare measurement, performance analytics, and strategic advisory solutions, from April 2016 to July 2019.
Mr. Driscoll was selected to serve as a director because of his experience in corporate governance and leadership in the healthcare industry.
ROBERT A. DEMICHIEI
Robert A. DeMichiei, 60, has served as a member of our board of directors since 2020. He was the Executive Vice President and Chief Financial Officer of UPMC, a nonprofit health system and leading health care provider and insurer, from 2004 to 2020. Prior to joining UPMC, Mr. DeMichiei held various executive roles with the General Electric Company, an equipment, solutions, and services provider, from 1997 to 2004 and with PricewaterhouseCoopers, a network of professional services firms, from 1987 to 1997. Mr. DeMichiei currently serves as board member of Ampco Pittsburgh Corporation, a manufacturer of forged and cast engineered products and air and liquid processing products, the Automobile Club of Southern California, a national insurer and member services organization and a part of the AAA federation of motor clubs, and Ardent Health, a provider of healthcare in mid-sized urban communities across the U.S. Mr. DeMichiei also currently serves as a strategic advisor for Health Catalyst and Omega Healthcare Management Services. He was a founder and former board member of Prodigo Solutions, Inc. He is the former Chairman and a current board member of the United Way of Southwestern Pennsylvania, the Finance Committee Chair of the Seton Hill University Board of Trustees, and the Treasurer and Finance Committee Chair of the Advanced Leadership Institute, all charitable organizations.
Mr. DeMichiei was selected to serve as a director because of his experience in various executive and management positions and his experience in the healthcare industry.
ERIC C. LIU
Eric C. Liu, 48, has served as a member of our board of directors since 2019. He has served as Partner, Co-Head of Private Capital and Global Co-Head of Healthcare at EQT, an alternative asset management firm, since 2014. Since 2024, he has also served as Executive Officer and a member of the board of directors of EQT Private Equity Company LLC, a holding company sponsored by EQT. Mr. Liu also currently serves on the board of Parexel, a global clinical research organization and biopharmaceutical services company, since 2021, and Zeus Industrial Products, Inc., a supplier of custom components to the medical device industry, since 2024. Mr. Liu was previously on the boards of Certara, a leader in model-informed drug development and regulatory science, from 2017 to 2022, Aldevron, a global supplier of plasmid DNA used in cell and gene therapies, from 2019 to 2021, and Press Ganey, a provider of healthcare measurement, performance analytics, and strategic advisory solutions, from 2016 to 2019.
Mr. Liu was selected to serve as a director because of his experience in finance and capital markets as well as insight into the healthcare industry, gained from advising and serving as a director of multiple EQT portfolio companies.
PAUL G. MOSKOWITZ
Paul G. Moskowitz, 38, has served as a member of our board of directors since 2019 and a board Observer since 2016. He is a Managing Director at Bain Capital, a global alternative asset management firm, which he joined in 2011. Prior to joining Bain Capital, Mr. Moskowitz was a consultant at Bain & Company, a global consulting firm, from 2009 to 2011. Mr. Moskowitz also serves on the boards of LeanTaas, a HCIT software company that uses advanced data science to improve the operational performance of hospitals and clinics, and PartsSource, which is an online B2B marketplace for hospitals to procure medtech equipment parts and maintenance services.
Mr. Moskowitz was selected to serve as a director because of his experience as a management consultant and private equity investor and his extensive knowledge and understanding of the healthcare, retail, and business services industries.
Members of the board of directors Continuing in Office for a Term Expiring at the 2027 Annual Meeting and Until their Respective Successors Have Been Elected and Qualified:
MATTHEW J. HAWKINS
Matthew J. Hawkins, 53, has served as our Chief Executive Officer and as a member of our board of directors since October 2017. Prior to joining us, Mr. Hawkins was at Sunquest Information Systems, a developer of medical laboratory and diagnostic software, from May 2014 to October 2017, where he served as President. Mr. Hawkins was previously an operational leader with Vista Equity Partners, a private equity firm, where he served as President and board member of Greenway Health, a vendor of health information technology, Chief Executive Officer and board member of Vitera Healthcare Solutions, a provider of EHR, PM systems, and financial and clinical transaction processing, and Chief Executive Officer and board member of SirsiDynix, a library software automation company. From 2004 to 2007, Mr. Hawkins was Vice President and General Manager of Henry Schein Practice Solutions, a global health care distribution company.

Mr. Hawkins was selected to serve as a director because of his deep knowledge of our business and his significant executive management and leadership experience.
HEIDI G. MILLER
Heidi G. Miller, 71, has served as a member of our board of directors since 2021. Prior to retiring in 2012, she was president of JPMorgan International, a division of JPMorgan Chase & Co, from 2010 to 2012. Previously, Ms. Miller served as Chief Executive Officer of JPMorgan Chase’s Treasury and Security Services from 2004 to 2010. Ms. Miller has previously served as Executive Vice President and Chief Financial Officer for Bank One Corporation, which was acquired by JPMorgan Chase, from 2002 to 2004, and has served as Chief Financial Officer for the Travelers Group, a diversified financial services company, from 1995 to 1998 and for Citigroup, an investment bank and financial services company, from 1998 to 2001. Ms. Miller currently serves on the board of Fiserv, a global fintech and payments company, and previously served on the boards of HSBC Holdings PLC, a banking and financial services institution, from 2014 to 2021, General Mills Inc., a food service manufacturer and producer of packaged consumer goods, from 1999 to 2019, and Progressive Corp., an insurance company, from 2011 to 2014, and as a trustee of the International Financial Reporting Standards Foundation, a not-for-profit organization that develops accounting and sustainability disclosure standards.
Ms. Miller was selected to serve as a director because of her experience in leadership, management, and strategic experience at complex organizations in the global banking and financial services industries.
ETHAN WAXMAN
Ethan Waxman, 36, has served as a member of our board of directors since June 2024. Mr. Waxman serves as a Partner at EQT, where he has worked since August 2015. Mr. Waxman currently serves on the board of Zeus Industrial Products, Inc., a supplier of custom components to the medical device industry, since 2024, and previously served on the board of Certara, Inc., a leading provider of software and scientific consulting services, from August 2020 to December 2022.
Mr. Waxman was selected to serve as a director because of his finance and capital markets experience as well as insight into the healthcare industry gained from advising multiple EQT portfolio companies.
There are no family relationships among any of our directors or executive officers.
If Proposal 2 set forth in this proxy statement is approved by our stockholders, our board of directors intends to expand the board and appoint two new directors who qualify as “independent” under Nasdaq’s corporate governance standards.
Required Vote
Our bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, once a quorum has been established, the nominees who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that the three nominees receiving the highest number of votes at the 2025 Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes that are “WITHHELD” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.
Recommendation
Our board recommends that stockholders vote “FOR” all of the nominees named above.

CORPORATE GOVERNANCE
Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our certificate of incorporation provides for a classified board of directors, with each class of directors consisting, as nearly as possible, of one-third of the total number of directors. Our board currently includes three directors in Class I (Samuel Blaichman, Priscilla Hung, and Vivian Riefberg), four directors in Class II (Eric Liu, Paul Moskowitz, John Driscoll, and Robert DeMichiei) and three directors in Class III (Ethan Waxman, Matthew Hawkins, and Heidi Miller.)
Size
Our certificate of incorporation provides that the total number of directors shall be determined from time to time exclusively by resolution adopted by the board; provided that, at any time the Institutional Investors collectively beneficially own at least 40% of our then-outstanding common stock, our stockholders may also fix the number of directors by resolution. Notwithstanding the foregoing, for so long as any of the Institutional Investors have nomination rights pursuant to our certificate of incorporation, the total number of directors may not be (i) more than ten or less than (ii) six, plus the number of directors that the Institutional Investors then have the right to nominate, as discussed further below. In addition, we entered into a Stockholders Agreement (as amended from time to time, the “Stockholders Agreement”) with EQT, CPPIB, Bain, and certain equity holders, including members of management, which includes provisions generally identical to the foregoing, except that it provides for a maximum of 12 directors.
Proposal 2 set forth in this proxy statement seeks stockholder approval to amend our certificate of incorporation to remove the existing ten-person limit on the maximum size of our board of directors. This would allow the board to determine the total number of directors that would constitute our board of directors by resolution from time to time, provided that, for so long as any of the Institutional Investors have nomination rights pursuant to our certificate of incorporation, any board resolution determining the total number of directors constituting the board must include the consent of each of the then-serving EQT, CPPIB, and Bain director nominees.
Approval of Proposal 2 would not change the provisions in our certificate of incorporation relating to the minimum number of directors needed to constitute our board of directors or the manner in which the size of the board shall be determined at such time as the Institutional Investors cease to have director nomination rights under our certificate of incorporation.
Nomination and Other Board Rights
Our certificate of incorporation provides that EQT will have the right to nominate to our board of directors (i) two nominees for so long as EQT beneficially owns 25% or greater of our then-outstanding common stock and (ii) one nominee for so long as EQT beneficially owns 5% or greater, but less than 25%, of our then-outstanding common stock. Messrs. Waxman and Liu are the current EQT director nominees. CPPIB will have the right to nominate to our board of directors one nominee for so long as CPPIB beneficially owns 5% or greater of our then-outstanding common stock. Mr. Blaichman is currently the CPPIB director nominee. Bain will have the right to nominate to our board of directors one nominee for so long as Bain beneficially owns 5% or greater of our then-outstanding common stock. Mr. Moskowitz is the current Bain director nominee. Our certificate of incorporation further provides that our board of directors shall nominate our Chief Executive Officer and five independent director nominees to serve as directors. Mr. DeMichiei, Mr. Driscoll, Ms. Hung, Ms. Miller, and Ms. Riefberg were selected by our board as the independent director nominees.

In addition, our certificate of incorporation provides that for so long as EQT beneficially owns 20% or more of our then-outstanding common stock, EQT will have the right to nominate, designate, and remove the chairperson of our board of directors, subject to CPPIB’s consent. In addition, the Institutional Investors have certain nomination rights with respect to our board committees.
The Stockholders Agreement provides for nomination and designation rights identical to the foregoing. Furthermore, under the Stockholders Agreement, if any representatives of EQT serve on any boards or committees of our subsidiaries, CPPIB and Bain will have an equivalent right such that the board of directors of such subsidiary or committee thereof reflects, to the maximum extent possible, the composition of our board of directors and its committees as required under the Stockholders Agreement. For so long as CPPIB beneficially owns 10% or greater of our then-outstanding common stock, CPPIB will have the right to appoint one non-voting board observer, who will have the right to attend all meetings in a non-voting, observer capacity. See “Certain Relationships and Related Transactions — Stockholders Agreement” in this proxy statement for more information.
As of April 29, 2025, each of EQT, CPPIB, and Bain have the right to one director nominee pursuant to our certificate of incorporation and the Stockholders Agreement.
Board Leadership Structure and our Board of Director’s Role in Risk Oversight
Committees of our Board of Directors
The standing committees of our board of directors consist of an Audit, Compliance, & Risk Committee, a Talent & Compensation Committee, and a Nominating and Corporate Governance Committee. Our board of directors may also establish from time to time any other committees that it deems necessary or desirable.
Our board of directors has extensive involvement in the oversight of risk management related to us and our business. Our chief executive officer and other executive officers regularly report to the non-executive directors and the Audit, Compliance, & Risk Committee, the Talent & Compensation Committee, and the Nominating and Corporate Governance Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our board of directors provides appropriate risk oversight of our activities.
Audit, Compliance, & Risk Committee
Our Audit, Compliance, & Risk Committee consists of Robert DeMichiei, who serves as the Chair, Priscilla Hung, Paul Moskowitz, and Vivian Riefberg. Our board of directors has affirmatively determined that each of Ms. Hung, Ms. Riefberg, and Mr. DeMichiei qualify as independent directors under the corporate governance standards of Nasdaq applicable to audit committee members and the independence requirements of Rule 10A-3 of the Exchange Act. Our board of directors has determined that Mr. DeMichiei qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. The purpose of the Audit, Compliance, & Risk Committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our board of directors in overseeing:
•
accounting, financial reporting, and disclosure processes;

•
adequacy and soundness of systems of disclosure and internal control established by management;

•
the quality and integrity of our financial statements and the annual independent audit of our financial statements;

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our independent registered public accounting firm’s qualifications and independence;

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the performance of our internal audit function and independent registered public accounting firm;

•
our compliance with legal and regulatory requirements in connection with the foregoing;

•
compliance with our Code of Conduct;

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overall risk management profile; and

•
preparing the audit committee report required to be included in our proxy statement under the rules and regulations of the SEC.

Our board of directors has adopted a written charter for the Audit, Compliance, & Risk Committee, which is available on our website.
Talent & Compensation Committee
Our Talent & Compensation Committee consists of Heidi Miller, who serves as the Chair, Samuel Blaichman, Priscilla Hung, John Driscoll, and Ethan Waxman. Our board of directors has affirmatively determined that each of Ms. Miller, Mr. Blaichman, Ms. Hung, Mr. Driscoll, and Mr. Waxman qualify as independent directors under the corporate governance standards of Nasdaq applicable to compensation committee members.
The purpose of the Talent & Compensation Committee is to assist our board of directors in discharging its responsibilities relating to:
•
the establishment, maintenance, and administration of compensation and benefit policies designed to attract, motivate, and retain personnel with the requisite skills and abilities to contribute to our long-term success;

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setting our compensation program and compensation of our executive officers, directors, and key personnel;

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monitoring our incentive compensation and equity-based compensation plans;

•
succession planning for our executive officers, directors, and key personnel;

•
our compliance with the compensation rules, regulations, and guidelines promulgated by the SEC and other law, as applicable; and

•
preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.

Our board of directors has adopted a written charter for the Talent & Compensation Committee, which is available on our website.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Eric Liu, who serves as the Chair, Samuel Blaichman, John Driscoll, and Heidi Miller.
The purpose of the Nominating and Corporate Governance Committee is to:
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advise our board of directors concerning the appropriate composition of our board of directors and its committees;

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identify individuals qualified to become members of our board of directors;

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recommend to our board of directors the persons to be nominated by our board of directors for election as directors at any meeting of stockholders;

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recommend to our board of directors the members of our board of directors to serve on the various committees of our board of directors;

•
develop and recommend to our board of directors a set of corporate governance guidelines and assist our board of directors in complying with them; and

•
oversee the evaluation of our board of directors, our board of directors’ committees, and management.

Our board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website.
Director Independence
Pursuant to the corporate governance listing standards of Nasdaq, a director employed by us cannot be deemed to be an “independent director.” Each other director will qualify as “independent” only if our board of directors affirmatively determines that he has no material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
Our board of directors has affirmatively determined that each of our directors, other than Matthew J. Hawkins, qualifies as “independent” in accordance with Nasdaq rules. In making its independence determinations, our board of directors considered and reviewed all information known to it (including information identified through directors’ questionnaires).
Director Qualifications
When considering whether directors and nominees have the experience, qualifications, attributes, or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, our board of directors focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
In evaluating director candidates, we consider factors including strength of character, maturity of judgment, industry knowledge or experience, ability to work collegially with the other members of the board, existing professional and board commitments, potential conflicts of interest, legal considerations, subject matter expertise, diversity of background, any other relevant qualifications, attributes or skills that our board considers appropriate, all in light of the size, composition, and combined expertise of our existing board of directors.
Meetings and Attendance
During the year ended December 31, 2024 there were five meetings of the board of directors, four meetings of our Audit, Compliance & Risk Committee, five meetings of our Talent & Compensation Committee, and one meeting of our Nominating and Corporate Governance Committee. Each of our directors attended at least 75% of the aggregate meetings of the board of directors and the committees of the board of directors on which they served during the period they served in 2024. Our independent directors meet regularly in executive session with no members of management or directors who have not been determined to be independent present. We will strongly encourage all members of our board of directors to attend our annual meetings of stockholders. We did not hold an annual meeting of stockholders in 2024.
Succession Planning
Our Nominating and Corporate Governance Committee is responsible for overseeing and managing the management succession planning process. Our board of directors periodically reviews management succession plans with respect to the Chief Executive Officer and other executive officers. These plans include planning in the event of an emergency or retirement.

Talent & Compensation Committee Interlocks and Insider Participation
None of the members of our Talent & Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or Talent & Compensation Committee.
We have entered into certain indemnification agreements with our directors and are party to certain transactions with principal stockholders described under “Certain Relationships and Related Transactions” in this proxy statement.
Code of Conduct
We adopted a new Code of Conduct (the “Code of Conduct”) that applies to all of our directors, officers, and employees, including our chief executive officer and chief financial officer. Our Code of Conduct is available on our website. Our Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.
Insider Trading Policies and Procedures
We have adopted a Securities Trading Policy, which sets forth the policies and procedures that govern the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and other covered persons. These policies and procedures are designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards. It is the Company’s policy to comply with all applicable securities and state laws when engaging in transactions in the Company’s securities.
A copy of our Securities Trading Policy is filed with our Annual Report on Form 10-K as Exhibit 19.1.
Stock Ownership Requirements
In order to further align the interests of our executive officers and non-employee board members with the interests of our stockholders, our board of directors has adopted director and executive stock ownership guidelines.
Each non-employee director that is not employed by EQT, CPPIB, or Bain has a target minimum common stock ownership requirement of three times the value of the annual cash retainer (excluding committee retainers) paid by us to non-employee directors pursuant to our then-current director compensation plan. Our Chief Executive Officer has a target minimum common stock ownership requirement of six times his annual base salary and each of our other executive officers has a target minimum common stock ownership requirement of three times his or her annual base salary. Non-employee directors are expected to meet this minimum target within three years of becoming subject to the ownership guidelines and executive officers are expected to meet this minimum target within five years of becoming subject to the ownership guidelines. Following the applicable transition period, until the target minimum level is achieved, persons subject to the guidelines will be expected to retain not less than 50% of the number of shares of Qualifying Stock (as defined in the stock ownership guidelines) awarded to him or her under the Company’s equity incentive plans, subject to limited exceptions. Once the target minimum level of ownership has been achieved, subject to limited exceptions, persons subject to the guidelines may not transfer shares of our common stock if such transfer would result in such person falling below his or her target minimum level. Our director and executive stock ownership guidelines were adopted in 2024 and, therefore, the earliest initial compliance date for any of our executive officers will occur in 2029 and, for our non-employee directors, in 2027.

Communications with our Board
Stockholders may write to our board of directors, the chairperson of our board, the chairpersons of any of the standing committees of our board, or to our non-management or independent directors as a group at Waystar Holding Corp., c/o Greg Packer, Chief Legal Officer, 1550 Digital Drive, #300, Lehi, Utah 84043.
Our board of directors has developed a process to assist with managing inquiries and communications. The Chief Legal Officer will review and compile any stockholder communications and may summarize such communications prior to forwarding to the appropriate party. The Chief Legal Officer will not forward communications that are not relevant to the duties and responsibilities of the board of directors and are more appropriately addressed by management, including spam, junk mail and mass mailings, product or service inquiries, new product or service suggestions, resumes or other forms of job inquiries, opinion surveys and polls, business solicitations or advertisements, or other frivolous communications.
Stockholder Recommendations for Director Candidates
Stockholders who would like to recommend a director candidate to our Nominating and Corporate Governance Committee must send notice to Attention: Chief Legal Officer, Waystar Holding Corp., 1550 Digital Drive, #300, Lehi, Utah 84043 by registered, certified or express mail, and provide a brief biographical sketch of the recommended candidate, a document indicating the recommended candidate’s willingness to serve if elected, and evidence of the recommending stockholder’s stock ownership. The Nominating and Corporate Governance Committee or its Chairperson will then consider the recommended director candidate on a substantially similar basis as it considers other nominees.
Submission of Stockholder Proposals and Board Nominees
If you would like to include a proposal for stockholder consideration in our 2026 proxy statement or bring business before our annual meeting of stockholders in 2026, you must send notice to Greg Packer, Secretary, 1550 Digital Drive, #300, Lehi, Utah 84043, by registered, certified, or express mail and provide the required information and follow the other procedural requirements described below.
Stockholder Proposals for Inclusion in the 2026 Proxy Statement.   Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our proxy materials to be distributed in connection with our 2026 annual meeting of stockholders must submit their proposals in accordance with that rule so that they are received by the Secretary at the address set forth above no later than the close of business on December 30, 2025. If the date of our 2026 annual meeting is more than 30 days before or after June 4, 2026, then the deadline to timely receive such material shall be a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our proxy materials.
Other Stockholder Proposals or Nominations for Presentation at the 2026 Annual Meeting.   If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8, the stockholder must give our Secretary written notice of the stockholder’s intent to do so and provide the information required by the provisions of our bylaws dealing with stockholder proposals and director nominations. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no later than March 6, 2026 and no earlier than February 4, 2026, unless our

2026 annual meeting of stockholders is to be held more than 30 days before, or more than 70 days after, June 4, 2026, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2026 annual meeting and not later than the close of business on the later of the 90th day prior to the 2026 annual meeting or the 10th day after public announcement of the date of the 2026 annual meeting is first made. In the event that the number of directors to be elected at the annual meeting is increased and no public announcement naming all of the nominees or specifying the size of the increased board has been made by February 24, 2026, then notice of a stockholder’s nomination to fill the new position or positions may be delivered to (or mailed to and received at) the address set forth above no later than the close of business on the 10th day after public announcement of such increase is first made. The requirements for such stockholder’s notice are set forth in our bylaws, which are posted in the Corporate Governance section of the Investor Relations page on our website.
We will submit all candidates nominated by a stockholder pursuant to the procedures and requirements outlined in this “— Other Stockholder Proposals or Nominations for Presentation at the 2026 Annual Meeting” section to the Nominating and Corporate Governance Committee for its review, and this submission may include an analysis of the candidate from our management. Any stockholder making a nomination in accordance with the foregoing process will be notified of the Nominating and Corporate Governance’s decision. The information contained on or accessible through our corporate websites is not part of or incorporated by reference into this proxy statement.

PROPOSAL 2: APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REMOVE THE EXISTING LIMIT ON THE MAXIMUM SIZE OF OUR BOARD
We are seeking approval of an amendment to our certificate of incorporation to remove the existing ten-person limit on the maximum size of our board of directors. The full text of the proposed amendment to our certificate of incorporation is set forth in Appendix A to this proxy statement (the “certificate of amendment”).
Background and Reasons for the Proposal
Our certificate of incorporation currently provides that for so long as any of the Institutional Investors have nomination rights pursuant to our certificate of incorporation, the total number of directors constituting our board may not be more than ten. The Institutional Investors have the right to nominate certain numbers of directors to our board for so long as they maintain specified threshold levels of ownership of our common stock as described more fully in “— Corporate Governance — Board of Directors” above. The existing limitation on the maximum number of directors that may constitute our board for so long as any of the Institutional Investors have nomination rights was intended to prevent dilution of the effectiveness of such nomination rights.
The board of directors believes that it is advisable and in the best interests of the Company and our stockholders to remove the existing ten-person limit on the maximum size of the board and instead allow the board to determine the total number of directors that shall constitute our board of directors by resolutions from time to time, provided that, for so long as any of the Institutional Investors have nomination rights pursuant to our certificate of incorporation, any board resolution determining the total number of directors constituting the board must include the consent of each of the then-serving EQT, CPPIB, and Bain director nominees. This would give our board increased flexibility to add additional members from time to time with experience, qualifications, attributes, or skills that the board of directors believes would enhance its effectiveness and ability to satisfy its oversight responsibilities, while maintaining the intended protections for the Institutional Investors. The certificate of amendment would not change the provisions in our certificate of incorporation relating to the minimum number of directors needed to constitute our board of directors or the manner in which the size of the board shall be determined at such time as the Institutional Investors cease to have director nomination rights under our certificate of incorporation.
The Stockholders Agreement currently provides that the parties thereto will cause the total number of directors constituting our board to be no more than twelve for so long as any of the Institutional Investors have director nomination rights. In combination with the provisions of the certificate of amendment, this would effectively limit the maximum size of our board of directors to 12 persons for so long as any of the Institutional Investors have director nomination rights, however, there can be no assurance that the applicable provisions of the Stockholders Agreement will not be amended by the parties thereto in the future.
See “— Corporate Governance — Board of Directors” above for more information about the size and structure of our board of directors, the director nomination rights held by EQT, CPPIB, and Bain, and interests that certain of our directors may be deemed to have in this proposal, which information is incorporated by reference into this Proposal 2.
Effects of the Certificate of Amendment
The proposed changes to Section (A) or Article VI of our certificate of incorporation are shown below with additions in double underline and deletions in strikethrough:
“A. Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designation with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred

Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors; provided that, at any time the Institutional Investors collectively beneficially own, in the aggregate, at least 40% in voting power of the then-outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, the stockholders may also fix the number of directors by resolution adopted by the stockholders. Notwithstanding the foregoing, for so long as any of the EQT Stockholders, the CPPIB Stockholders or the Bain Stockholders have rights to nominate directors under this Article ~~I~~VI, (i) any resolution adopted by the Board of Directors that determines the total number of directors constituting the Board of Directors shall ~~be not more than ten (10) directors and not less~~ require the consent of each EQT Director Nominee, CPPIB Director Nominee and Bain Director Nominee then-serving on the Board of Directors (in each case, to the extent the EQT Stockholders, CPPIB Stockholders and Bain Stockholders, as applicable, have the right to designate such nominee pursuant to this Certificate of Incorporation) and (ii) the number of directors constituting the Board of Directors shall not be fixed at a number lower than the number of directors as is required to allow for the election of each EQT Director Nominee, CPPIB Director Nominee, and Bain Director Nominee, as well as each Independent Director Nominee and the CEO Director Nominee.”
Our board of directors currently consists of ten directors, which means that it cannot be expanded without an amendment to our certificate of incorporation. If our stockholders approve this Proposal 2, the Company intends to promptly file the certificate of amendment with the Secretary of State of the State of Delaware, to become effective at the time of filing. If this Proposal 2 is not approved by our stockholders, the certificate of amendment will not be adopted and the maximum number of the directors that may constitute our board of directors shall remain ten for so long as any of the Institutional Investors has nomination rights under our certificate of incorporation.
If this Proposal 2 is approved by our stockholders, our board of directors intends to expand the board and appoint two new directors who qualify as “independent” under Nasdaq’s corporate governance standards.
Required Vote
Generally, approval of this Proposal 2 will require the affirmative vote (i.e., “FOR” votes) of a majority of the outstanding shares entitled to vote thereon; however, should the 2025 Annual Meeting occur during a Protective Period (as defined below), approval of this Proposal 2 will require the affirmative vote of at least 66 2∕3% of the outstanding shares entitled to vote thereon. As of April 29, 2025, we were not in a Protective Period.
In the absence of instructions, your broker will not be able to vote your shares on this proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal. For more information, see “General Information about the Annual Meeting and Frequency Asked Questions — Voting Instructions and Information — If you do not vote and the effect of broker non-votes.”
Pursuant to our certificate of incorporation, a “Protective Period” means the period commencing on the date the Institutional Investors beneficially own shares representing less than 40% in voting power of our then-outstanding shares of stock entitled to vote generally in the election of directors and ending following the second annual stockholders meeting after the date on which the Institutional Investors beneficially own shares representing less than 15% of such voting power.
Recommendation
Our board recommends that stockholders vote “FOR” the approval of an amendment to our certificate of incorporation to remove the existing limit on the maximum size of our board of directors.

PROPOSAL 3: RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit, Compliance & Risk Committee of our board appointed KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. During 2024, KPMG LLP served as our independent accountant and reported on our consolidated financial statements for that year. KPMG LLP has been our independent auditor at all times since 2021.
The Audit, Compliance & Risk Committee periodically considers whether to rotate our independent auditor in order to assure continuing auditor independence. The board and the members of the Audit, Compliance & Risk Committee believe that the continued retention of KPMG LLP as the Company’s independent auditor in fiscal year 2025 is in the best interests of the Company and its stockholders.
We expect that representatives of KPMG LLP will attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification is not required, the appointment of KPMG LLP is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders’ opinions, which the Audit, Compliance & Risk Committee will take into consideration in future deliberations. If KPMG LLP’s selection is not ratified at the Annual Meeting, the Audit, Compliance & Risk Committee will consider the engagement of other independent accountants. The Audit, Compliance & Risk Committee may terminate KPMG LLP’s engagement as our independent accountant without the approval of our stockholders whenever the Audit, Compliance & Risk Committee deems termination appropriate.
Required Vote
Approval of this Proposal 3 requires the affirmative vote (i.e., “FOR” votes) of a majority of the shares present or represented and entitled to vote thereon at our 2025 Annual Meeting. A vote to “ABSTAIN” will count as “present” for purposes of this proposal and so will have the same effect as a vote “AGAINST” this proposal. In the absence of instructions, your broker may vote your shares on this proposal. For more information, see “General Information about the Annual Meeting and Frequency Asked Questions — Voting Instructions and Information — If you do not vote and the effect of broker non-votes.”
Recommendation
Our board recommends that stockholders vote “FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

AUDIT AND OTHER FEES
The following table shows the fees for audit and other services provided by KPMG LLP for the fiscal years ended December 31, 2024 and 2023 (in thousands):
Fees	Fiscal 2024	Fiscal 2023
Audit Fees	$1,919	$1,502
Audit-Related Fees	61	431
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,980	$1,933
A description of the types of services provided in each category is as follows:
Audit Fees — Include the aggregate fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.
Audit-Related Fees — Includes fees for professional services that are reasonably related to the performance of the audit or review of our financial statements not reported as “Audit Fees.” This category includes fees for services provided in connection with preparation for our IPO and compliance with the Sarbanes-Oxley Act of 2002.
Tax Fees and All Other Fees — KPMG LLP and its affiliates did not provide any services to us in these categories during 2024 and 2023.
Audit, Compliance & Risk Committee Pre-Approval Process
Under our Audit, Compliance & Risk Committee’s charter, the Audit, Compliance & Risk Committee must pre-approve all audit and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such preapprovals shall be presented to the full Committee at its next scheduled meeting. The following shall be “prohibited non-audit services”: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board (“PCAOB”) or SEC prohibit through regulation. Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.
All of the services provided by KPMG LLP described above were approved by our Audit, Compliance & Risk Committee.

AUDIT, COMPLIANCE & RISK COMMITTEE REPORT
The Audit, Compliance, & Risk Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with our management and KPMG LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States.
The Audit, Compliance, & Risk Committee has discussed with KPMG LLP the matters required to be discussed by the applicable standards of the PCAOB and the SEC and has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit, Compliance, & Risk Committee concerning independence. The Audit, Compliance, & Risk Committee has also discussed with KPMG LLP their independence.
Based on its reviews and discussions referred to above, the Audit, Compliance, & Risk Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
AUDIT, COMPLIANCE, & RISK COMMITTEE
Robert DeMichiei (Chair)
Priscilla Hung
Paul Moskowitz
Vivian Riefberg
Notwithstanding any statement in any of our filings with the SEC that might be deemed to incorporate part or all of any filings with the SEC by reference, including this proxy statement, the foregoing Audit, Compliance & Risk Committee Report is not incorporated into any such filings.

EXECUTIVE OFFICERS
We have provided below summary biographies of our executive officers as of April 29, 2025 (other than Mr. Hawkins). Information on Mr. Hawkins can be found under “Proposal 1: Elect Three Class I Directors.” All of our executive officers serve at the discretion of our board of directors.
T. Craig Bridge, 53, has served as our Chief Transformation Officer since October 2019. Prior to being named to this role, Mr. Bridge served as Chief Operating and Integration Officer from February 2018 to October 2019. Prior to co-founding Navicure, which is now known as Waystar, in January 2001, Mr. Bridge was at S2 Systems, a global provider of integrated solutions for banking and financial markets, where he oversaw Project Management and Quality Assurance Groups from 2000 to 2001. Mr. Bridge was previously at NDCHealth’s Provider Healthcare Transaction Group, a provider of healthcare information software solutions, where he served in various positions from 1994 to 2000.
Melissa F. (Missy) Miller, 40, has served as our Chief Marketing Officer since January 2023. Prior to being named Chief Marketing Officer, Ms. Miller served as our Senior Vice President of Marketing from December 2021 to February 2023 and as our Vice President of Commercialization from August 2020 to December 2021. Prior to joining us, Ms. Miller served as Interim Chief Growth Officer and Chief Marketing Officer at Chameleon Collective, a hybrid consulting and marketing services firm, from 2018 to 2020. Ms. Miller was previously Owner of Frances and Company, a provider of go-to-market consulting for marketing, commercial, and client success functions, from 2018 to 2020, and has served in various roles at ZirMed, which is now a part of Waystar, from 2015 to 2018 and at McKesson Provider Technologies, which provides healthcare distribution and technology services, from 2008 to 2015.
Steven M. Oreskovich, 53, has served as our Chief Financial Officer since June 2018. Prior to joining us, Mr. Oreskovich was at Merge Healthcare, a subsidiary of IBM through acquisition in 2015 and a software provider of medical image handling and processing, interoperability, and clinical systems, where he held various progressive financial roles, including Corporate Controller, Vice President, Internal Audit, Chief Accounting Officer, and Chief Financial Officer and Treasurer, from 2004 to 2017. Mr. Oreskovich also previously served in various financial roles at Truis, Inc. and at PricewaterhouseCoopers LLP, an accounting firm.
Greg Packer, 45, has served as our Chief Legal Officer and Secretary since March 2025. Prior to joining Waystar, Mr. Packer served as Senior Vice President & Chief Legal Officer of Ancestry, a family history and consumer genomics company, from March 2023 until March 2025. Prior to being named as Chief Legal Officer at Ancestry, Mr. Packer held various roles at Ancestry from when he joined the company in April 2020, including General Counsel and VP, Corporate & Securities. Prior to joining Ancestry, Mr. Packer held multiple other General Counsel positions, including at Lonestar Resources US Inc., and Howard Energy Partners LLC.
Eric L. (Ric) Sinclair III, 39, has served as our Chief Business Officer since July 2023. Prior to being named Chief Business Officer, Mr. Sinclair served in various executive roles with us, including Chief Commercial Officer from 2020 to 2023, and Chief Strategy and Product Officer from 2017 to 2020. Prior to joining us, Mr. Sinclair served as the Head of Product at ZirMed, which is now a part of Waystar, from 2008 to 2017, when it was acquired by Bain Capital.
Christopher L. Schremser, 53, has served as our Chief Technology Officer since November 2017. Prior to joining us, Mr. Schremser was at ZirMed, which is now a part of Waystar, where he served as Chief Technology Officer from 2002 to 2017 and as Infrastructure Manager from 2000 to 2002.
Kim Wittman, 46, has served as our Chief People Officer since March 2024. Prior to joining Waystar, Ms. Wittman served as Senior Vice President of People and Culture of Vivint, Inc., a

smart home and security company, from 2022 until 2024. Prior to being named Senior Vice President, Ms. Wittman served in various roles at Vivint since she joined the Company in 2013, including Vice President of Talent Acquisition, HR Business Partner for Technology and Corporate, Senior Director of Human Resources, Director of Human Resources for Technology and Corporate, Manager of Talent Acquisition for Technology and Corporate, and Senior Campus Recruiter. Prior to joining Vivint, Ms. Wittman held various positions a TEKsystems Inc., an IT services management company, Limited Brands, Inc., a retail company, Macy’s Inc., a department store company, and The Buckle, Inc., a fashion retail company.
EXECUTIVE COMPENSATION
As an “emerging growth company” as defined in the JOBS Act, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the under the Securities Act of 1933, as amended (the “Securities Act”), which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. As an “emerging growth company,” we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Summary Compensation Table
The following table provides summary information concerning compensation earned by our principal executive officer and our two other most highly compensated executive officers as of December 31, 2024, for services rendered for the years ended December 31, 2024 and 2023. These individuals are referred to as our named executive officers.
Name and principal position	Fiscal Year	Salary ($)(1)	Option awards ($)(2)	Stock awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
Matthew J. Hawkins	2024	800,000	17,349,946	10,750,000	994,437	50,480	29,944,863
Chief Executive Officer	2023	771,458	—	—	712,828	59,011	1,543,297
Eric L. (Ric) Sinclair III	2024	430,000	6,446,723	3,739,130	945,621	36,080	11,597,554
Chief Business Officer	2023	412,000	—	—	625,840	22,512	1,060,352
Christopher L. Schremser	2024	430,000	6,446,723	3,739,130	534,510	40,625	11,190,988
Chief Technology Officer

(1)
The amounts reported represent the named executive officer’s base salary earned during the fiscal year covered.

(2)
The amounts reported represent the aggregate grant-date fair value of time-based vesting stock options granted during the fiscal year covered, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”).

(3)
The amounts reported represent the aggregate grant-date fair value of time-based vesting restricted stock units (“RSUs”) granted during the fiscal year covered, computed in accordance with Topic 718.

(4)
The amounts reported represent the annual bonuses earned by each named executive officer under the Waystar Incentive Plan for 2024. For Mr. Sinclair, the amount reported also includes aggregate 2024 commission payments. See “— Non-Equity Incentive Plan Compensation” below.

(5)
The amounts reported in this column represent (i) for Mr. Hawkins, employer matching contributions to our 401(k) plan in the amount of $6,900 and tax gross-up related to executive gifts in the amount of $43,579, (ii) for Mr. Sinclair, employer matching contributions to our 401(k) plan in the amount of $13,800 and tax gross-up related to executive gifts in the amount of $22,280 for, and (iii) for Mr. Schremser, employer matching contributions to our 401(k) plan in the amount of $12,900 and tax gross-up related to executive gifts in the amount of $27,725.
Narrative Disclosure to Summary Compensation Table
Employment Agreements
Matthew J. Hawkins
We entered into a new employment agreement with Mr. Hawkins on November 2, 2023, which we refer to as the Hawkins employment agreement. The Hawkins employment agreement supersedes Mr. Hawkins’ prior employment agreement. The Hawkins employment agreement provides that Mr. Hawkins will continue to serve as our Chief Executive Officer. The Hawkins employment agreement provides for (i) an initial base salary of $800,000, subject to annual review by the Talent & Compensation Committee for increase, (ii) eligibility to receive an annual bonus, with a target bonus equal to 110% of base salary, (iii) eligibility to participate in the 2024 Equity Incentive Plan, and (iv) reimbursement of reasonable business expenses. Mr. Hawkins is also entitled to participate in our employee benefit arrangements.
The Hawkins employment agreement further provides for restrictive covenants, as described below under “— Termination and Change of Control Provisions — Restrictive covenants” and severance benefits, as described below under “— Termination and Change of Control Provisions — Severance arrangements.”
Eric L. (Ric) Sinclair III
We entered into a new employment agreement with Mr. Sinclair on May 24, 2024, which we refer to as the Sinclair employment agreement. The Sinclair employment agreement supersedes Mr. Sinclair’s prior employment agreement. Under the Sinclair employment agreement, Mr. Sinclair continues to serve as our Chief Business Officer. The Sinclair employment agreement provides for (i) an initial base salary of $430,000, subject to annual review by the Talent & Compensation Committee for increase, (ii) eligibility to receive an annual bonus, with a target bonus equal to 100% of base salary, (iii) eligibility to participate in the 2024 Equity Incentive Plan, and (iv) reimbursement of reasonable business expenses. Mr. Sinclair is also entitled to participate in our employee benefit arrangements.
The Sinclair employment agreement further provides for restrictive covenants, as described below under “— Termination and Change of Control Provisions — Restrictive covenants” and severance benefits, as described below under “— Termination and Change of Control Provisions — Severance arrangements.”
Christopher L. Schremser
We entered into a new employment agreement with Mr. Schremser on May 24, 2024, which we refer to as the Schremser employment agreement. The Schremser employment agreement supersedes Mr. Schremser’s prior employment agreement. Under the Schremser employment agreement, Mr. Schremser continues to serve as our Chief Technology Officer. The Schremser employment agreement provides for (i) an initial base salary of $430,000, subject to annual review by the Talent & Compensation Committee for increase, (ii) eligibility to receive an annual bonus, with a target bonus equal to 110% of base salary, (iii) eligibility to participate in the 2024 Equity Incentive Plan, and (iv) reimbursement of reasonable business expenses. Mr. Schremser is also entitled to participate in our employee benefit arrangements.
The Schremser employment agreement further provides for restrictive covenants, as described below under “— Termination and Change of Control Provisions — Restrictive

covenants” and severance benefits, as described below under “— Termination and Change of Control Provisions — Severance arrangements.”
Base Salary
We provide each named executive officer with a base salary, reflective of the competitive marketplace, for the services that the named executive officer performs for us. Base salary serves as the primary form of fixed compensation for our named executive officers. Base salary can also impact other compensation and benefit opportunities, including annual bonuses, as such opportunities are expressed as a percentage of base salary. This compensation component constitutes a stable element of compensation while other compensation elements are variable. Base salaries are renewed at least annually and may be increased based on the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of his responsibilities, and any changes thereto. For 2024, Messrs. Hawkins’, Sinclair’s, and Schremser’s base salaries were $800,000, $430,000, and $430,000, respectively.
Non-equity Incentive Plan Compensation
Waystar Incentive Plan.   Each named executive officer was eligible to receive an annual bonus under the Waystar Incentive Plan for 2024 in accordance with the terms of their respective employment agreements and subsequent adjustments. For 2024, Messrs. Hawkins’, Sinclair’s, and Schremser’s target incentive opportunity was 110%, 83%, and 110% of their base salaries, respectively. For 2024, 70% of the Waystar Incentive Plan payout was based on company financial performance, 25% of the payout was based on metrics shared by leadership, and 5% of the payout was based on how an individual reflects our values. Company financial performance was based on Adjusted EBITDA targets, total gross bookings targets, and revenue targets, each established at the beginning of the fiscal year and approved by our board of directors. For 2024, based largely on company and shared leadership metric performance, the Waystar Incentive Plan paid out at 113% of the target incentive opportunity.
Mr. Sinclair’s Commission.   For 2024, Mr. Sinclair was also eligible for a commission based on the estimated gross margin of 2024 bookings.
Equity Awards
Vesting Schedule
Derby TopCo, Inc. 2019 Stock Incentive Plan
The stock options granted to our named executive officers under the Derby TopCo, Inc. 2019 Stock Incentive Plan (the “2019 Stock Incentive Plan”) are divided into time-vesting stock options (50% of the stock options granted) and performance-vesting stock options (50% of the stock options granted).
The stock options have a ten-year term and vest as follows:
•
The time-vesting stock options vest over five years, with 20% vesting on each of the first five anniversaries of a specified vesting reference date, subject to continued employment or service with us through each applicable vesting date; however, upon a change of control, all outstanding unvested time-vesting stock options will vest in full immediately prior to the change of control.

•
The performance-vesting stock options begin to vest when and if investment vehicles affiliated with EQT, CPPIB, and Bain receive cash proceeds with respect to or in exchange for their equity securities of us equal to a 1.5x multiple on their collective investment in us, subject to the named executive officer’s continued employment or service with us through each applicable measurement date.

•
100% of the performance-vesting stock options vest when and if investment vehicles affiliated with EQT, CPPIB, and Bain receive cash proceeds with respect to or in exchange for their equity securities of us equal to a 2.5x multiple on their collective investment in us, subject to the named executive officer’s continued employment or service with us through each applicable measurement date.

•
To the extent the investment vehicles affiliated with EQT, CPPIB, and Bain receive cash proceeds with respect to or in exchange for their equity securities of us between a 1.5x and a 2.5x multiple on their collective investment in us, the performance-vesting stock options will vest based on linear interpolation.

In connection with a termination of employment or service for “cause,” or in the event of a “restrictive covenant breach” (each as defined in the applicable stock option award agreements), both unvested and vested stock options will immediately terminate and expire. See “— Termination and Change of Control Provisions — Equity awards” below for information regarding the treatment of stock options upon a qualified termination.
Waystar Holding Corp. 2024 Equity Incentive Plan
The stock options granted to our named executive officers under the Waystar Holding Corp. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”) have a ten-year term and vest over five years, with 20% vesting on each of the first five anniversaries of a specified vesting reference date, subject to continued employment or service with us through each applicable vesting date.
In connection with a termination of employment or service for “cause,” both unvested and vested stock options will immediately terminate and expire. See “— Termination and Change of Control Provisions — Equity awards” below for information regarding the treatment of stock options upon a qualified termination.
The RSUs granted to our named executive officers under the 2024 Equity Incentive Plan vest over five years, with 20% vesting on each of the first five anniversaries of a specified vesting reference date, subject to continued employment or service with us through each applicable vesting date.
In connection with a termination of employment or service for any reason, unvested RSUs will immediately be forfeited for no consideration. See “— Termination and Change of Control Provisions — Equity awards” below for information regarding the treatment of RSUs upon a qualified termination.
Outstanding Equity Awards as of December 31, 2024
The following table provides information regarding outstanding equity awards made to our named executive officers as of December 31, 2024.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Matthew J. Hawkins(1)	2,327,275	—	—	$4.14	11/1/2027
Matthew J. Hawkins(1)	235,605	—	—	$4.14	11/1/2027
Matthew J. Hawkins(2)	1,089,000	—	1,089,000	$16.53	10/23/2029
Matthew J. Hawkins(2)	93,775	140,663	234,437	$33.06	8/16/2032
Matthew J. Hawkins(2)	—	145,200	—	$37.20	5/1/2034
Matthew J. Hawkins(3)	—	1,250,000	—	$21.50	6/6/2034
Matthew J. Hawkins(4)						500,000	$18,350,000
Eric L. (Ric) Sinclair III(1)	155,224	—	—	$4.14	11/1/2027
Eric L. (Ric) Sinclair III(2)	294,938	—	294,937	$16.53	10/23/2029
Eric L. (Ric) Sinclair III(2)	72,600	18,150	90,750	$18.19	8/9/2030
Eric L. (Ric) Sinclair III(2)	13,915	20,873	34,787	$33.06	8/16/2032
Eric L. (Ric) Sinclair III(2)	—	72,600	—	$37.20	5/1/2034
Eric L. (Ric) Sinclair III(3)	—	434,782	—	$21.50	6/6/2034
Eric L. (Ric) Sinclair III(4)						173,913	$6,382,607
Christopher L. Schremser(1)	155,224	—	—	$4.14	11/1/2027
Christopher L. Schremser(2)	294,938	—	294,937	$16.53	10/23/2029
Christopher L. Schremser(2)	72,600	18,150	90,750	$18.19	8/9/2030
Christopher L. Schremser(2)	13,915	20,873	34,787	$33.06	8/16/2032
Christopher L. Schremser(2)	—	72,600	—	$37.20	5/1/2034
Christopher L. Schremser(3)	—	434,782	—	$21.50	6/6/2034	173,913	$6,382,607
Christopher L. Schremser(4)

(1)
Represents substitute options granted to the named executive officer in connection with the acquisition of the Company by investment vehicles affiliated with EQT, CPPIB, and Bain in 2019. Effective July 18, 2024, Mr. Hawkins transferred 500,000 substitute options to an irrevocable trust for which Mr. Hawkins serves as trustee.

(2)
Represents time-vesting stock options and performance-vesting stock options granted to the named executive officer under the Company’s 2019 Stock Incentive Plan. See “— Equity awards” above.

(3)
Represents time-vesting stock options granted to the named executive officer under the Company’s 2024 Equity Incentive Plan. See “— Equity awards” above.

(4)
Represents time-vesting RSUs granted to the named executive officer under the Company’s 2024 Equity Incentive Plan. The market value shown represents the number of RSUs multiplied by the closing price for our common stock on the Nasdaq Global Select Market on December 31, 2024, which was $36.70. See “— Equity awards” above.

2019 Stock Incentive Plan
Our board of directors adopted the 2019 Stock Incentive Plan, effective October 22, 2019, under which we have granted options to purchase shares of our common stock to certain eligible individuals. The 2019 Stock Incentive Plan was terminated effective as of the consummation of our initial public offering and no further stock awards will be issued under the 2019 Stock Incentive Plan. 13,195,915 shares are reserved for issuance with respect to currently outstanding options granted under the 2019 Stock Incentive Plan.
Awards under the 2019 Stock Incentive Plan are generally subject to adjustment in the event of any (i) dividend (other than regular cash dividends) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, extraordinary sale, repurchase, or exchange of shares of common stock or other securities, or other similar transactions or events (including a change of control) or (ii) unusual or nonrecurring events affecting us, including changes in applicable laws, rules, or regulations, or the dissolution or liquidation of the company. In addition, in connection with any change of control, our board of directors may, in its sole discretion, provide for the (a) substitution or assumption of awards, or acceleration of the vesting of, exercisability of, or lapse of restrictions on, awards; (b) cancellation of any outstanding awards that are vested as of such cancellation (or would vest as a result of the occurrence of a change of control) for payment to the holders thereof of the value of such awards, if any, as determined by our board of directors, including with respect to stock options, by payment in an amount equal to the excess, if any, of the fair market value of the shares of common stock subject to the stock option over the aggregate exercise price of the option (and, any stock option having a per share exercise price equal to, or greater than, the fair market value per share subject to the stock option may be canceled and terminated without any payment or consideration therefor); and/or (c) conversion or replacement of any award that is unvested as of the change of control event into, or with the right to receive a payment, based on the value of the award at the time of such conversion or replacement, as determined by our board of directors, that is subject to continued vesting on the same basis as the vesting requirements applicable to the corresponding award.
Pursuant to the terms of the 2019 Stock Incentive Plan, unless permitted by our board of directors, stock awards may not be transferred by a participant, other than by will or the laws of descent and distribution.
All awards under the 2019 Stock Incentive Plan are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by our board of directors or Talent & Compensation Committee and as in effect from time to time and (ii) applicable law.
2024 Equity Incentive Plan
Our board of directors adopted, and our stockholders approved, the 2024 Equity Incentive Plan in order to provide a means through which to attract, retain, and motivate key personnel. Awards under the 2024 Equity Incentive Plan may be granted to any (i) individual employed by us or our subsidiaries (other than those U.S. employees covered by a collective bargaining agreement unless and to the extent that such eligibility is set forth in such collective bargaining agreement or similar agreement), (ii) director or officer of us or our subsidiaries, or (iii) consultant or advisor to us or our subsidiaries who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act. The 2024 Equity Incentive Plan is administered by the Talent & Compensation Committee or such other committee of our board of directors to which it has properly delegated power, or if no such committee or subcommittee exists, our board of directors.
The 2024 Equity Incentive Plan initially reserves 10,000,000 shares of our common stock for issuance, which is subject to increase on the first day of each fiscal year beginning with the 2025 fiscal year in an amount equal to the lesser of (i) the positive difference, if any, between (x) 5.0% of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the available plan reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our board of directors; provided, however, that this automatic share reserve increase shall not apply following the tenth (10th) anniversary of the effective date of the 2024 Equity Incentive Plan.

All awards granted under the 2024 Equity Incentive Plan will vest and/or become exercisable in such manner and on such date or dates or upon such event or events as determined by the Talent & Compensation Committee. Awards available for grant under the 2024 Equity Incentive Plan include, non-qualified stock options, incentive stock options, stock appreciation rights, restricted shares of our common stock, RSUs, and other equity-based awards tied to the value of our shares.
Awards are generally subject to adjustment in the event of (i) any dividend (other than regular cash dividends) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of common stock or other securities, or other similar transactions or events or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirement. In addition, in connection with any change in control, the Talent & Compensation Committee may, in its sole discretion, provide for any one or more of the following: (i) a substitution or assumption of, acceleration of the vesting of, the exercisability of, or lapse of restrictions on, any one or more outstanding awards and (ii) cancellation of any one or more outstanding awards and payment to the holders of such awards that are vested as of such cancellation (including any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Talent & Compensation Committee.
Our board of directors may amend, alter, suspend, discontinue, or terminate the 2024 Equity Incentive Plan or any portion thereof at any time, but no such amendment, alteration, suspension, discontinuance, or termination may be made without stockholder approval if (i) such approval is required under applicable law, (ii) it would materially increase the number of securities which may be issued under the 2024 Equity Incentive Plan (except for adjustments in connection with certain corporate events), or (iii) it would materially modify the requirements for participation in the 2024 Equity Incentive Plan. Any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.
All awards granted under the 2024 Equity Incentive Plan are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (i) any clawback, forfeiture, or other similar policy adopted by our board of directors or the Talent & Compensation Committee and as in effect from time to time and (ii) applicable law.
Employee Stock Purchase Plan
In connection with our initial public offering, our board of directors adopted, and our stockholders approved, the Waystar Holding Corp. 2024 Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, our employees and those of any designated subsidiaries or affiliates (other than employees who, immediately after the purchase right grant, would own stock representing 5% or more of the total combined voting power or value of our common stock), may purchase shares of our common stock, during pre- specified offering periods determined by the Talent & Compensation Committee.
The ESPP initially reserves 3,250,000 shares of our common stock for issuance, which is subject to automatic be increase on the first day of each fiscal year following the fiscal year in which the effective date of the ESPP occurred by a number of shares of our common stock equal to the lesser of (i) the positive difference, if any, between (A) 1.0% of the outstanding common stock on the last day of the immediately preceding fiscal year, and (y) the available share reserve of the ESPP on the last day of the immediately preceding fiscal year, and (ii) a lower number of shares of our common stock as determined by our board of directors. The number of shares available for issuance under the ESPP is subject to adjustment for certain changes in our capitalization.

The ESPP is administered by the Talent & Compensation Committee, which has full authority to administer the ESPP and make and interpret rules and regulations regarding administration of the ESPP as it may deem necessary or advisable.
A participant may acquire common stock under the ESPP by authorizing the use of contributions to purchase shares of common stock. Contributions must not exceed 15% of the participant’s total compensation A participants may not acquire rights to purchase more than $25,000 of our common stock under the ESPP for any calendar year. Termination of employment for any reason will terminate participation in the ESPP.
A participant’s purchase right to purchase shares of common stock during a purchase period will be exercised automatically on the purchase period end date for that purchase period at a discounted per-share purchase price equal to 85% of the lesser of (i) the fair market value per share of our common stock as determined on the applicable grant date of the purchase right or (ii) the fair market value per share of our common stock as determined on the applicable purchase period end date. Subject to the terms of the ESPP, a purchase right will generally terminate on the earlier of the date of the participant’s termination of employment or the last day of the applicable purchase period.
If there is any change in the outstanding shares of our common stock because of a merger, “change in control” (as defined in our 2024 Equity Incentive Plan), consolidation, recapitalization, or reorganization involving Waystar Holding Corp., or if our board of directors declares a stock dividend, stock split distributable in shares of common stock or reverse stock split, other distribution or combination or reclassification of our common stock, or if there is a similar change in our capital stock structure affecting our common stock, then the number and type of shares of our common stock reserved for issuance under the ESPP will be correspondingly adjusted and, subject to applicable law, the Talent & Compensation Committee will make such adjustments to purchase rights or to any ESPP provision as the Talent & Compensation Committee deems equitable to prevent dilution or enlargement of purchase rights or as may otherwise be advisable. In addition, the Talent & Compensation Committee’s discretion includes, but is not limited to, the authority to provide for any of, or a combination of any of, the following:
•
(A) termination of any outstanding option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such option had such option been currently exercisable or (B) the replacement of such outstanding option with other rights or property selected by the Talent & Compensation Committee in its sole discretion;

•
assumption or substitution of purchase rights by a successor entity (or parent or subsidiary of such successor);

•
adjustments in the number and type of shares (or other securities or property) subject to outstanding options under the ESPP and/or in the terms and conditions of outstanding options and options that may be granted in the future;

•
providing that participants’ accumulated payroll deductions may be used to purchase common stock prior to the next occurring exercise date on such date as the Talent & Compensation Committee determines in its sole discretion and the participants’ options under the ongoing offering period(s) shall be terminated; or

•
providing that all outstanding options shall terminate without being exercised and all amounts in the accounts of participants shall be promptly refunded.

The ESPP may be amended, altered, suspended, and/or terminated at any time by our board of directors; provided, that approval of an amendment to the ESPP by our stockholders will be required to the extent, if any, that stockholder approval of such amendment is required by applicable law or would be required under Section 423 of the Code.

Amendments to Outstanding Options Under 2019 Stock Incentive Plan
In connection with our initial public offering, the Talent & Compensation Committee approved an amendment to the outstanding option awards granted to our executive officers, including our named executive officers, under the 2019 Stock Incentive Plan. The amendment provides that:
If the executive officer’s employment is terminated by us without “cause,” by the executive officer for “good reason” or as a result of his death or disability prior to the first trading window that commences after the 18-month anniversary of the IPO, the performance-vesting options held by such executive officer will not be forfeited upon such termination and will remain outstanding and eligible to vest in connection with any measurement date(s) occurring through and including the commencement of such trading window, subject to satisfaction of applicable performance hurdles; provided, however, that, if any measurement date occurs outside of the three-month period (or, with respect to the stock options granted to Mr. Hawkins on October 23, 2019, six-month period) immediately following such termination, the number of performance-vesting options that will be eligible to vest in connection with such measurement date will be prorated based on the period of time the executive officer was employed by us relative to the vesting period;
•
For purposes of calculating the achievement of the applicable performance hurdles following our initial public offering, all of our equity securities acquired by investment vehicles affiliated with EQT, CPPIB, and Bain following their initial investment in our equity securities will be deemed to have been acquired at the same per-unit purchase price as such equity securities acquired by them in connection with such initial investment;

•
For purposes of calculating cash proceeds deemed received by investment vehicles affiliated with EQT, CPPIB, and Bain in connection with any trading window that commences after the 18-month anniversary of the IPO, the value of all of our equity securities held by investment vehicles affiliated with EQT, CPPIB, and Bain as of the commencement of such trading window will be calculated using a per share price equal to the volume-weighted average share price of such equity securities over the 20-trading day period ending as of the date of commencement of such trading window; and

•
If the executive officer’s employment is terminated as a result of his death, the executive officer will be permitted to “net exercise” his option awards granted under the 2019 Stock Incentive Plan without the need for additional Talent & Compensation Committee approval.

In addition, on November 4, 2024, the Talent & Compensation Committee approved an amendment to the outstanding option awards granted to our executive officers, including each of our named executive officers, under the 2019 Stock Incentive Plan (the “November 2024 Amendment”). The November 2024 Amendment modifies the alternative vesting terms pursuant to which performance-vesting options may vest following the 18-month anniversary of our initial public offering.
Specifically, the November 2024 Amendment provides that, from and after the date of the first trading window that commences after the 18-month anniversary of the IPO through the final measurement date, the performance-vesting options will be eligible to vest upon the first day of each trading window (each, an “Open Window Commencement Date”), subject to the participant’s continued employment through such date, based on the achievement of the following performance hurdles (the “Alternative Performance Hurdles”):
•
The performance-vesting stock options will begin to vest when and if the volume-weighted average share price of our common stock over the 20-trading day period (the “20-Day VWAP”) ending as of such Open Window Commencement Date is at least $24.81 (which represents the share price that would imply a 1.5x multiple on our sponsors’ collective investment in the Company).
•
100% of the performance-vesting stock options will vest when and if the 20-Day VWAP as of such Open Window Commencement Date is at least $41.35 (which represents the share price that would imply a 2.5x multiple on our sponsors’ collective investment in the Company).

•
To the extent the 20-Day VWAP as of such Open Window Commencement Date is between $24.81 and $41.35, the performance-vesting stock options will vest based on linear interpolation.

The November 2024 Amendment provides that the number of performance-vesting options that vest on each such Open Window Commencement Date will be reduced by the number of performance-vesting options that have previously vested prior to such Open Window Commencement Date. The Alternative Performance Hurdles replace the provisions in place prior to the November 2024 Amendment that would have treated the 20-Day VWAP as of an Open Window Commencement Date following the 18-month anniversary of the IPO as deemed cash proceeds for purposes of determining the achievement of the sponsor multiple of investment performance vesting objectives.
Policies and Practices Related to The Grant of Certain Equity Awards
We do not yet have a formal policy that requires the Company to grant, or avoid granting, stock options, stock appreciation rights, or similar option-like instruments to our named executive officers or other employees at certain times. We granted option awards to our executive officers and other employees in connection with our IPO and since our IPO, we have only granted stock options in connection with new hires, the timing of which has been tied to the event giving rise to the award. As a result, in all cases since our IPO, the timing of stock option grants has occurred independent of the release of any material nonpublic information, and the Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation. We anticipate that in the event our Compensation Committee determines to make annual or other broad-based grants of stock options, stock appreciation rights, or similar option-like instruments in the future it will consider whether to adopt such a policy at such time.
During 2024, we did not grant any stock options, stock appreciation rights, or similar option-like instruments to executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.
Termination and Change of Control Provisions
Severance arrangements
Matthew J. Hawkins.   Pursuant to the terms of the Hawkins employment agreement, if Mr. Hawkins’ employment is terminated (i) by us without “cause” (as defined in the Hawkins employment agreement) (but not as a result of Mr. Hawkins’ death or disability) or (ii) for “good reason” (as defined in the Hawkins employment agreement), Mr. Hawkins will be entitled to receive the following severance payments and benefits:
•
An amount equal to 18 months of Mr. Hawkins’ then-current base salary and target annual bonus, payable in equal monthly installments over 18 months following termination of employment; provided, however, if such termination is a “CIC qualified termination”(as defined in the Hawkins employment agreement), such amount shall instead be payable in a single lump sum within five days of such termination;

•
Any earned but unpaid prior year annual incentive bonus, payable at the time that annual bonuses are paid in accordance with the terms of the applicable plan as if Mr. Hawkins remained employed;

•
A pro-rated annual incentive bonus for the year of termination, based on actual performance, and payable at the time that annual bonuses are paid in accordance with the terms of the applicable plan as if Mr. Hawkins remained employed; provided, however, if such termination is a “CIC qualified termination,” the performance objectives shall be deemed satisfied at target; and

•
If Mr. Hawkins timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), a monthly cash payment equal to monthly group health insurance premiums, at active employee rates, for 18 months following termination of employment or, if earlier, until the date on which Mr. Hawkins is no longer eligible for COBRA coverage.

Our obligation to provide the severance payments and benefits described above are contingent upon Mr. Hawkins’ (i) execution and non-revocation of a separation agreement containing a general release of claims and (ii) continued compliance with the provisions of the Hawkins employment agreement (including the restrictive covenants).
Eric L. (Ric) Sinclair III.   Pursuant to the terms of the Sinclair employment agreement, if Mr. Sinclair’s employment is terminated (i) by us without “cause” (as defined in the Sinclair employment agreement) (but not as a result of Mr. Sinclair’s death or disability) or (ii) for “good reason” (as defined in the Sinclair employment agreement), Mr. Sinclair will be entitled to receive the following severance payments and benefits:
•
An amount equal to 12 months of Mr. Sinclair’s then-current base salary, payable in equal monthly installments over 12 months following termination of employment;

•
Any earned but unpaid prior year annual incentive bonus, payable at the time that annual bonuses are paid in accordance with the terms of the applicable plan as if Mr. Sinclair remained employed;

•
A pro-rated annual incentive bonus for the year of termination, based on actual performance, and payable at the time that annual bonuses are paid in accordance with the terms of the applicable plan as if Mr. Sinclair remained employed; and

•
If Mr. Sinclair timely elects continued coverage under COBRA, a monthly cash payment equal to monthly group health insurance premiums, at active employee rates, for 12 months following termination of employment or, if earlier, until the date on which Mr. Sinclair is no longer eligible for COBRA coverage.

Our obligation to provide the severance payments and benefits described above are contingent upon Mr. Sinclair’s (i) execution and non-revocation of a separation agreement containing a general release of claims and (ii) continued compliance with the provisions of the Sinclair employment agreement (including the restrictive covenants).
Christopher L. Schremser.   Pursuant to the terms of the Schremser employment agreement, if Mr. Schremser’s employment is terminated (i) by us without “cause” (as defined in the Schremser employment agreement) (but not as a result of Mr. Schremser’s death or disability) or (ii) for “good reason” (as defined in the Schremser employment agreement), Mr. Schremser will be entitled to receive the following severance payments and benefits:
•
An amount equal to 12 months of Mr. Schremser’s then-current base salary, payable in equal monthly installments over 12 months following termination of employment;

•
Any earned but unpaid prior year annual incentive bonus, payable at the time that annual bonuses are paid in accordance with the terms of the applicable plan as if Mr. Schremser remained employed;

•
A pro-rated annual incentive bonus for the year of termination, based on actual performance, and payable at the time that annual bonuses are paid in accordance with the terms of the applicable plan as if Mr. Schremser remained employed; and

•
If Mr. Schremser timely elects continued coverage under COBRA, a monthly cash payment equal to monthly group health insurance premiums, at active employee rates, for 12 months following termination of employment or, if earlier, until the date on which Mr. Schremser is no longer eligible for COBRA coverage.

Our obligation to provide the severance payments and benefits described above are contingent upon Mr. Schremser’s (i) execution and non-revocation of a separation agreement containing a general release of claims and (ii) continued compliance with the provisions of the Schremser employment agreement (including the restrictive covenants).
Equity Awards
Qualified Termination
Matthew J. Hawkins.   With respect to the stock options granted to Mr. Hawkins on October 23, 2019, in the event of a termination of Mr. Hawkins’ employment by us without “cause,” by Mr. Hawkins for “good reason,” or as a result of Mr. Hawkins’ death or disability, (i) a pro-rata portion of the unvested time- vesting options that would otherwise vest on the next annual vesting date following such termination had Mr. Hawkins remained employed shall vest based on the number of days elapsed while Mr. Hawkins was actually employed during such annual vesting period and the remaining unvested time-vesting options will remain outstanding and eligible to vest in full upon the occurrence of a change of control within the six-month period following such termination, and (ii) the unvested performance-vesting options will remain outstanding and eligible to vest if a measurement date occurs within the six-month period following such termination and will vest to the extent that the applicable performance vesting conditions are achieved in connection with such measurement date. Any unvested time-vesting options and performance-vesting options that do not otherwise vest during such six-month period shall terminate and expire upon the expiration of such period.
With respect to the stock options granted to Mr. Hawkins on August 16, 2022, in the event of a termination of Mr. Hawkins’ employment by us without “cause,” by Mr. Hawkins for “good reason,” or as a result of Mr. Hawkins’ death or disability, (i) the unvested time-vesting options will remain outstanding and eligible to vest in full upon the occurrence of a change of control within the three-month period following such termination, and (ii) the unvested performance-vesting options will remain outstanding and eligible to vest if a measurement date occurs within the three-month period following such termination and will vest to the extent that the applicable performance vesting conditions are achieved in connection with such measurement date. Any unvested time-vesting options and performance-vesting options that do not otherwise vest during such three-month period shall terminate and expire upon the expiration of such period.
With respect to the stock options granted to Mr. Hawkins on June 6, 2024, in the event of a termination of Mr. Hawkins’ employment by us without “cause,” by Mr. Hawkins for “good reason,” or as a result of Mr. Hawkins’ death or disability, (i) in each case, within the six-month period prior to, on or within the twenty- four-month period following a change in control, all then unvested options will vest in full and (ii) in each case, before the six-month period prior to or after the twenty-four-month period following a change in control, a pro-rata portion of the unvested options that would otherwise vest on the next annual vesting date following such termination had Mr. Hawkins remained employed shall vest based on the number of days elapsed while Mr. Hawkins was actually employed during such annual vesting period and the remaining unvested options will terminate and expire upon such termination.
With respect to the RSUs granted to Mr. Hawkins on June 10, 2024, in the event of a termination of Mr. Hawkins’ employment by us without “cause,” by Mr. Hawkins for “good reason,” or as a result of Mr. Hawkins’ death or disability, (i) in each case, within the six-month period prior to, on or within the twenty-four-month period following a change in control, all then unvested RSUs will vest in full and (ii) in each case, before the six-month period prior to or after the twenty-four-month period following a change in control, a pro-rata portion of the unvested RSUs that would otherwise vest on the next annual vesting date following such termination had Mr. Hawkins remained employed shall vest based on the number of days elapsed while Mr. Hawkins was actually employed during such annual vesting period and the remaining unvested RSUs will immediately be forfeited for no consideration upon such termination.
Eric L. (Ric) Sinclair III.   With respect to the stock options granted to Mr. Sinclair on October 23, 2019, August 9, 2020, and August 16, 2022, in the event of a termination of Mr. Sinclair’s employment by us without “cause,” by Mr. Sinclair for “good reason,” or as a result of Mr. Sinclair’s death or disability, (i) the unvested time-vesting options will remain outstanding and eligible to vest upon the occurrence of a change of control within the three-month period following such termination, and (ii) the unvested performance- vesting options will remain outstanding and eligible to vest if a measurement date occurs within the three-month period following such termination and will vest to the extent that the applicable performance vesting conditions are achieved in connection with such measurement date. Any unvested time-vesting options and performance-vesting options that do not otherwise vest during such three-month period shall terminate and expire upon the expiration of such period.
With respect to the stock options granted to Mr. Sinclair on June 6, 2024, in the event of a termination of Mr. Sinclair’s employment by us without “cause,” by Mr. Sinclair for “good reason,” or as a result of Mr. Sinclair’s death or disability, in each case, within the six-month period prior to, on or within the twenty- four-month period following a change in control, all then unvested options will vest in full.
With respect to the RSUs granted to Mr. Sinclair on June 10, 2024, in the event of a termination of Mr. Sinclair’s employment by us without “cause,” by Mr. Sinclair for “good reason,” or as a result of Mr. Sinclair’s death or disability, in each case, within the six-month period prior to, on or within the twenty-four-month period following a change in control, all then unvested RSUs will vest in full.
Christopher L. Schremser.   With respect to the stock options granted to Mr. Schremser on October 23, 2019, August 9, 2020, and August 16, 2022, in the event of a termination of Mr. Schremser’s employment by us without “cause,” by Mr. Schremser for “good reason,” or as a result of Mr. Schremser’s death or disability, (i) the unvested time-vesting options will remain outstanding and eligible to vest upon the occurrence of a change of control within the three-month period following the termination, and (ii) the unvested performance-vesting options will remain outstanding and eligible to vest if a measurement date occurs within the three-month period following such termination and will vest to the extent that the applicable performance vesting conditions are achieved in connection with such measurement date. Any unvested time- vesting options and performance-vesting options that do not otherwise vest during such three-month period shall terminate and expire upon the expiration of such period.
With respect to the stock options granted to Mr. Schremser on June 6, 2024, in the event of a termination of Mr. Schremser’s employment by us without “cause,” by Mr. Schremser for “good reason,” or as a result of Mr. Schremser’s death or disability, in each case, within the six-month period prior to, on or within the twenty-four-month period following a change in control, all then unvested options will vest in full.
With respect to the RSUs granted to Mr. Schremser on June 10, 2024, in the event of a termination of Mr. Schremser’s employment by us without “cause,” by Mr. Schremser for “good reason,” or as a result of Mr. Schremser’s death or disability, in each case, within the six-month period prior to, on or within the twenty-four-month period following a change in control, all then unvested RSUs will vest in full.

Change of Control
Each of the Hawkins, Sinclair, and Schremser option agreements under the 2019 Stock Incentive Plan provide that, if a change of control occurs during the named executive officer’s employment (i) the unvested time-vesting options will become fully vested and exercisable immediately prior to the change of control and (ii) all of the performance vesting options that do not vest on or before a change of control or the date upon which the investment vehicles affiliated with EQT, CPPIB, and Bain no longer collectively holds shares of our common stock representing more than ten percent of the outstanding shares of our common stock will be forfeited upon such change of control or date upon which the sponsor group no longer collectively holds shares of our common stock representing more than ten percent of the outstanding shares of our common stock.
Restrictive Covenants
Matthew J. Hawkins.   The Hawkins employment agreement contains restrictive covenants, including confidentiality of information, assignment of intellectual property, non-competition, employee no-hire, employee and independent contractor non-solicitation, and client, customer, and other business partner non-solicitation covenants. The confidentiality covenant has an indefinite term. The noncompetition and non-solicitation covenants are effective both during Mr. Hawkins’ employment with us and until the 18-month anniversary of termination of employment for any reason.
Eric L. (Ric) Sinclair III.   The Sinclair employment agreement contains restrictive covenants, including confidentiality of information, assignment of intellectual property, non-competition, employee no-hire, employee and independent contractor non-solicitation, business partner and customer non-solicitation, and non-disparagement covenants. The confidentiality and non-disparagement covenants have an indefinite term. The noncompetition and non-solicitation covenants are effective both during Mr. Sinclair’s employment with us and until the 12-month anniversary of termination of employment for any reason.
Christopher L. Schremser.   The Schremser employment agreement contains restrictive covenants, including confidentiality of information, assignment of intellectual property, non-competition, employee no-hire, employee and independent contractor non-solicitation, business partner and customer non-solicitation, and non-disparagement covenants. The confidentiality and non-disparagement covenants have an indefinite term. The noncompetition and non-solicitation covenants are effective both during Mr. Schremser’s employment with us and until the 12-month anniversary of termination of employment for any reason.
Retirement Plan
We maintain a tax-qualified defined contribution 401(k) savings plan (the “401(k) Plan”), in which all employees, including our named executive officers, are eligible to participate. The 401(k) Plan allows participants to contribute up to 75% of their compensation on a pre-tax basis (or on a post-tax basis, with respect to elective Roth deferrals) into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue Service. The 401(k) Plan also allows us to make employer-matching contributions. We have historically made employer-matching contributions of up to 50% of our employees’ elective deferrals, limited to the first 8% of each employee’s compensation. Participants are immediately fully vested in their own contributions to the 401(k) Plan. Participants vest in the matching contributions we make to their accounts after 3 years of service, at the rate of 33 1∕3% per year.
Director Compensation
For the year ended December 31, 2024, we paid non-management and non-sponsor affiliated board members a cash retainer for their services as members of our board of directors. Our board members are reimbursed for reasonable travel and related expenses associated with attendance at board or committee meetings.
The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our non-sponsor affiliated non-employee directors for services rendered to us during 2024.
Name	Fees earned or paid in cash ($)	Option Awards(1) ($)	Stock Awards(2) ($)	Total ($)
Ursula Burns(3)	$12,500	$—	$—	$12,500
Robert DeMichiei	$75,000	$—	$186,943	$261,943
Michael Douglas(4)	$—	$—	$—	$—
John Driscoll	$158,750	$—	$186,943	$345,693
Priscilla Hung(5)	$68,750	$439,903	$186,943	$695,596
Eric Liu	$—	$—	$—	$—
Heidi G. Miller	$72,083	$—	$186,943	$259,026
Paul Moskowitz	$—	$—	$—	$—
Vivian E. Riefberg	$69,167	$—	$186,943	$256,109
Ethan Waxman	$—	$—	$—	$—

(1)
The amounts reported represent the aggregate grant-date fair value of the time-based vesting stock options awarded to Ms. Hung in 2024, calculated in accordance with Topic 718, utilizing the assumptions discussed in Note 16 of our financial statements included elsewhere in this report. As of December 31, 2024, Mr. Driscoll held options to purchase 241,999 shares of our common stock; Ms. Miller and Mr. DeMichiei each held options to purchase 80,050 shares of our common stock; and Ms. Riefberg and Ms. Hung each held options to purchase 24,200 shares of our common stock.

(2)
The amounts reported represent the aggregate grant-date fair value of the time-based vesting RSUs awarded to our non-employee directors who are not employed by any of the Institutional Investors, calculated in accordance with Topic 718, utilizing the assumptions discussed in Note 16 of our audited financial statements included elsewhere in this report.

(3)
Ms. Burns stepped down from our board of directors in February 2024.

(4)
Mr. Douglas stepped down from our board of directors in April 2024.

(5)
Ms. Hung was appointed as a director in February 2024.

In connection with our initial public offering, we granted to each of our non-employee directors who is not employed by any of the Institutional Investors an IPO equity award of 8,695 RSUs under the 2024 Equity Incentive Plan. The RSUs were granted upon the completion of our initial public offering and will vest on the date of the first annual meeting of the Company’s stockholders following the date of grant, subject to the non-employee director’s continued service on our board of directors through such date.
Effective upon the consummation of our initial public offering, we adopted an annual compensation policy covering each of our non-employee directors. Under this policy, each of our non-employee directors who is not employed by any of the Institutional Investors will receive (i) an annual cash retainer fee of $50,000, payable in equal quarterly installments and (ii) an annual equity retainer of RSUs with an initial value of approximately $200,000. The RSUs will be granted on the date of our annual meeting of stockholders and will vest on the first anniversary of the date of grant or the business day immediately preceding the date of the following year’s annual meeting of stockholders, if earlier, subject to the non-employee director’s continued service on our board of directors through such date. In addition, the non-executive chair of the board will receive an additional $100,000 cash retainer, the chair and the members of the Audit, Compliance, & Risk Committee will receive an additional cash retainer of $25,000 and $15,000, respectively, the chair and the members of the Talent & Compensation Committee will receive an additional cash retainer of $20,000 and $10,000, respectively, and the Nominating and Corporate Governance Committee will receive an additional cash retainer of $15,000 and $5,000, respectively, each of which will be payable in equal quarterly installments.
Non-Employee Director Deferral Plan
Our board of directors adopted a Non-Employee Director Deferral Plan prior to the completion of our initial public offering. All directors who are not employees of the Company will be eligible to participate in the Non-Employee Director Deferral Plan.
Deferral elections. Under the terms of the Non-Employee Director Deferral Plan, our non-employee directors may elect to defer all or a portion of their annual cash compensation and/or all of the Company shares issued upon settlement of their annual restricted stock unit award, in each case, in 25% increments, in the form of deferred stock units credited to an account maintained by the Company. The number of deferred stock units credited in respect of annual cash compensation is determined by dividing the dollar amount of the deferred cash compensation by the fair market value of a share of the Company’s common stock on the date the cash compensation would otherwise have been paid to the director. Deferred stock units will be awarded from, and subject to the terms of, the 2024 Equity Incentive Plan.
Each deferred stock unit represents the right to receive a number of shares of our common stock equal to the number of deferred stock units initially credited to the director’s account plus the number of deferred stock units credited as a result of any dividend equivalent rights (to which deferred stock units initially credited to a director’s account are entitled).
Settlement of deferred stock units.   Directors may elect that settlement of deferred stock units be made or commence on (i) the first business day in a year following the year for which the deferral is made, (ii) following termination of service on our board of directors or (iii) the earlier of (i) or (ii). Directors may elect that deferred stock units be settled in a single one-time distribution or in a series of up to 15 annual installments. In addition, deferred stock unit accounts will be settled upon a “change in control” (as defined in the 2024 Equity Incentive Plan) or upon a director’s death.
Administration; amendment and termination.   Our Talent & Compensation Committee will administer the Non-Employee Director Deferral Plan. The Non-Employee Director Deferral Plan or any deferral may be amended, suspended, discontinued by our Talent & Compensation Committee at any time in the Talent & Compensation Committee’s discretion; provided that no amendment, suspension or discontinuance will reduce any director’s accrued benefit, except as required to comply with applicable law. Our Talent & Compensation Committee may terminate the Non-Employee Director Deferral Plan at any time, as long as the termination complies with applicable tax and other requirements.
Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans as of December 31, 2024. All outstanding awards relate to our common stock.

Plan Category	Number of securities to be Issued Upon Exercise of Outstanding Equity Awards (a)	Weighted-Average Exercise Price of Outstanding Equity Awards (b)	Number of securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders	18,600,369(1)	$15.60	7,845,546(2)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	18,600,369	$15.60	7,845,546

(1)
Consists of (a) 2,089,241 time-based RSUs and 3,315,213 stock options issued under the 2024 Equity Incentive Plan and (b) 13,195,915 stock options issued under the 2019 Stock Incentive Plan. No new awards can be made under the 2019 Stock Incentive Plan following the adoption of the 2024 Equity Incentive Plan. Certain of our stock options are subject to performance- and/or market-based vesting conditions and the number of options included in the table above reflects the maximum number of options that may be exercised if all applicable performance- and market-based vesting conditions are satisfied.

(2)
Represents 3,250,000 shares available for future issuance under the ESPP and 4,595,546 shares available for future issuance under our 2024 Equity Incentive Plan. On the first day of each fiscal year beginning in fiscal year 2025, the 2024 Equity Incentive Plan provides for an annual automatic increase of the shares reserved for issuance in an amount equal to the lesser of (i) the positive difference, if any, between (x) 5.0% of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the plan share reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our board of directors, provided, however, that this automatic share reserve increase shall not apply following the tenth (10th) anniversary of the effective date of the 2024 Equity Incentive Plan. On the first day of each fiscal year beginning in fiscal year 2025, the ESPP provides for an annual automatic increase of the shares reserved for issuance in an amount equal to the lesser of (i) the positive difference, if any, between (x) 1.0% of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the plan share reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of the common stock of Waystar Holding Corp. as of April 21, 2025 by:
•
each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

•
each of our current directors and each nominee for director to our board of directors;

•
each of our executive officers named in the “Summary Compensation Table”; and

•
all current directors, director nominees, named executive officers and current executive officers as a group.

All percentages in the table are based on 173,018,999 shares of common stock outstanding as of April 21, 2025.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Waystar Holding Corp., 1550 Digital Drive, #300, Lehi, Utah 84043.
Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Shares of Common Stock Outstanding
Greater than 5% Stockholders:
EQT(1)	38,828,374	22.4%
CPPIB(2)	29,692,286	17.2%
Bain(3)	21,754,536	12.6%
Named Executive Officers, Directors, and Director Nominees:
Matthew J. Hawkins(4)	4,050,723	2.3%
Eric L. (Ric) Sinclair III(5)	682,615	*
Christopher L. Schremser(6)	665,369	*
John Driscoll(7)	305,243	*
Samual Blaichman(8)	—	—
Robert A. DeMichiei(9)	111,812	*
Priscilla Hung(10)	16,761	*
Eric. C. Liu(11)	—	—
Heidi G. Miller(12)	74,510	*
Paul G. Moskowitz(13)	—	—
Vivian E. Riefberg(14)	16,761	*
Ethan Waxman(15)	—	—
All current directors, director nominees, executive officers as a group (17 persons)(16)	7,141,366	4.1%

*
Less than 1.0%

(1)
Consists of shares of common stock held directly by Derby LuxCo S.à r.l. (“Derby LuxCo”). Several investment vehicles collectively make up the fund known as “EQT VIII.” EQT VIII owns 100% of the membership interests in Derby LuxCo. EQT Fund Management S.à r.l. (“EFMS”) has exclusive responsibility for the management and control of the business and affairs of investment vehicles which constitute the majority of the total commitments to EQT VIII. EFMS is overseen by a board that acts by majority approval. The individual members of such board are Sara Huda, Magnus Sjöcrona, Leif Patrik Burnäs, Peter Veldman, and Christiaan Snyders. The registered address of EFMS and Derby LuxCo is 51A, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg.

(2)
CPPIB, through its wholly-owned subsidiary CPP Investment Board Private Holdings (4) Inc., beneficially owns 29,692,286 shares of common stock. Investment and voting power with regard to shares held by CPP Investment Board Private Holdings (4) Inc. rests with CPPIB. John Graham is the President and Chief Executive Officer of CPPIB and, in such capacity, may be deemed to have voting and dispositive power with respect to the shares of common stock beneficially owned by CPPIB. Mr. Graham disclaims beneficial ownership over any such shares. The address of CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(3)
Consists of 3,143,772 shares of common stock held directly by BCPE Derby Investor, LP (“BCPE Derby”) and 18,610,764 shares of common stock held directly by BCPE Derby (DE) SPV, LP (“BCPE Derby SPV”). Bain Capital Investors, LLC (“BCI”) is the manager of Bain Capital Partners XI, LP, which is the general partner of Bain Capital Fund XI, LP (“Fund XI”). Fund XI is the (i) sole member of BCPE Derby GP, LLC, which is the general partner of BCPE Derby and (ii) sole member of BCPE Derby (DE) SPV, LLC, which is the general partner of BCPE Derby SPV. As a result, BCI may be deemed to share voting and dispositive power with respect to the shares held by BCPE Derby and BCPE Derby SPV. Voting and investment decisions with respect to securities held BCPE Derby and BCPE Derby SPV are made by the partners of BCI, of whom there are three or more and none of whom individually has the power to direct such decisions. The address of BCPE Derby and BCPE Derby SPV is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116.

(4)
Consists of 100,000 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 3,950,723 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025, 500,000 of which were held by an irrevocable trust for which Mr. Hawkins serves as trustee and 3,450,723 of which were held directly by Mr. Hawkins.

(5)
Consists of 34,782 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 647,833 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

(6)
Consists of 34,782 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 630,587 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

(7)
Includes 8,695 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 225,620 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

(8)
The address of Mr. Blaichman is c/o CPPIB, One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(9)
Includes 8,695 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 80,050 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

(10)
Consists of 8,695 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 8,066 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

(11)
The address of Mr. Liu is c/o EQT Partners, 1114 Avenue of the Americas, 45th Floor, New York, New York 10036.

(12)
Includes 8,695 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 48,030 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

(13)
The address of Mr. Moskowitz is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, Massachusetts 02116.

(14)
Consists of 8,695 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 8,066 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

(15)
The address of Mr. Waxman is c/o EQT Partners, 1114 Avenue of the Americas, 45th Floor, New York, New York 10036.

(16)
Includes 291,297 shares issuable upon the vesting of RSUs within 60 days following April 21, 2025 and 6,349,335 shares issuable upon the exercise of options exercisable within 60 days following April 21, 2025.

As of April 21, 2025, none of our current executive officers or directors has pledged any of our shares.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Registration Rights Agreement
We are party to an amended and restated registration rights agreement, dated as of June 10, 2024, with EQT, CPPIB, Bain, and certain equity holders, including members of management.
The amended and restated registration rights agreement contains provisions that entitle EQT, CPPIB, Bain, and the other stockholder parties thereto, including members of management, to certain rights to have their securities registered by us under the Securities Act. EQT is entitled to an unlimited number of “demand” registrations and CPPIB and Bain are each entitled to three “demand” registrations, subject to certain limitations. Certain stockholders are also entitled to customary “piggyback” registration rights. In addition, the amended and restated registration rights agreement provides that we will pay certain expenses of the stockholder parties relating to such registrations and indemnify them against certain liabilities which may arise under the Securities Act.
Stockholders Agreement
We are party to the Stockholders Agreement, dated as of June 10, 2024, with EQT, CPPIB, Bain, and certain equity holders, including members of management.
The Stockholders Agreement initially provided that our board of directors would consist of 10 members, however, effective as of April 10, 2025, the Stockholders Agreement was amended to provide that our board of directors could consist of up to 12 members. Pursuant to the Stockholders Agreement, EQT will have the right to nominate to our board of directors (i) two nominees for so long as EQT beneficially owns 25% or greater of our then-outstanding common stock, and (ii) one nominee for so long as EQT beneficially owns 5% or greater, but less than 25% of our then-outstanding common stock. CPPIB will have the right to nominate to our board of directors one nominee for so long as CPPIB beneficially owns 5% or greater of our then-outstanding common stock. Bain will have the right to nominate to our board of directors one nominee for so long as Bain beneficially owns 5% or greater of our then-outstanding common stock. EQT will have the right to designate the chairperson of our board of directors for so long as it beneficially owns at least 20% of our then-outstanding common stock, with the consent of CPPIB (not to be unreasonably withheld). For so long as CPPIB beneficially owns 10% or greater of our then-outstanding common stock, CPPIB will have the right to appoint one non-voting board observer, who will have the right to attend all meetings in a non-voting, observer capacity. In addition, our board of directors is divided into three classes and serve staggered, three year terms until the second annual meeting of stockholders after the date on which EQT, CPPIB, and Bain collectively own less than 15% in voting power of the then-outstanding power of the then-outstanding shares of stock of our Company entitled to vote generally in the election of directors, after which the board will no longer be divided into three classes. Furthermore, if any representatives of EQT serve on any boards or committees of our subsidiaries, CPPIB and Bain will have an equivalent right such that the board of directors of such subsidiary or committee thereof reflects, to the maximum extent possible, the composition of our board of directors and its committees as required under the Stockholders Agreement.
Subject to applicable laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee, the Stockholders Agreement and our certificate of incorporation provide that for so long as EQT, CPPIB, and Bain collectively beneficially own 5% or greater of our then- outstanding common stock, (i) the Bain director nominee will be appointed to serve on the Audit, Compliance, & Risk Committee, (ii) the CPPIB director nominee and one EQT director nominee will be appointed to serve on the Talent & Compensation Committee, and (iii) the CPPIB director nominee and one EQT director nominee will be appointed to serve on the Nominating and Corporate Governance Committee.

Pursuant to the Stockholders Agreement, we will include the EQT, CPPIB, and Bain nominees on the slate that is included in our proxy statement relating to the election of directors of the class to which such persons belong, subject to the ownership thresholds described above. In addition, pursuant to the Stockholders Agreement, EQT, CPPIB, and Bain will agree, severally and not jointly, with the Company to vote in favor of the Company slate that is included in our proxy statement.
In the event that an EQT, CPPIB, or Bain nominee ceases to serve as a director for any reason (other than the failure of our stockholders to elect such individual as a director), EQT, CPPIB, or Bain, as applicable, will be entitled to appoint another nominee to fill the resulting vacancy.
First Lien Credit Facility
Affiliates of Bain and CPPIB are lenders under our First Lien Credit Facility. For the year ended December 31, 2024, the largest aggregate amount of principal outstanding that was owed to Bain under the First Lien Credit Facility was $32.4 million, which bore interest at a rate of 2.25% per annum above the SOFR rate, and the Company paid $15.2 million in principal and $3.9 million in interest. For the year ended December 31, 2023, the largest aggregate amount of principal outstanding that was owed to Bain under the First Lien Credit Facility was $47.5 million, which, as of December 31, 2023, bore interest at a rate of 4.11% per annum above the SOFR rate, and the Company paid $0.8 million in principal and $4.9 million in interest. For the year ended December 31, 2022, the largest aggregate amount of principal outstanding that was owed to Bain under the First Lien Credit Facility was $60.2 million, which, as of December 31, 2022, bore interest at a rate of 4.00% per annum above the LIBOR rate, and the Company paid $0.6 million in principal and $3.5 million in interest. As of December 31, 2024, $32.4 million in aggregate principal amount of term loans under the First Lien Credit Facility that was owed to Bain remained outstanding.
For the year ended December 31, 2024, the largest aggregate amount of principal outstanding that was owed to CPPIB under the First Lien Credit Facility was $17.7 million, which bore interest at a rate of 2.25% per annum above the SOFR rate, and the Company paid $14.6 million in principal and $0.6 million in interest. Following the refinancing of the First Lien Credit Facility in February 2024, CPPIB no longer holds any of the loans under the First Lien Credit Facility. For the year ended December 31, 2023, the largest aggregate amount of principal outstanding that was owed to CPPIB under the First Lien Credit Facility was $17.7 million, which, as of December 31, 2023, bore interest at a rate of 4.11% per annum above the SOFR rate, and the Company paid $0.4 million in principal and $2.7 million in interest. For the year ended December 31, 2022, the largest aggregate amount of principal outstanding that was owed to CPPIB under the First Lien Credit Facility was $49.0 million, which, as of December 31, 2022, bore interest at a rate of 4.00% per annum above the LIBOR rate, and the Company paid $0.4 million in principal and $2.8 million in interest. As of December 31, 2024, $3.2 million in aggregate principal amount of term loans under the First Lien Credit Facility that was owed to CPPIB remained outstanding.
Affiliates of Bain received $28.8 million from the proceeds of our IPO that were used to repay the First Lien Credit Facility.
Other Related Party Transactions
We have entered into commercial transactions in the ordinary course of business with companies in which Bain and CPPIB have ownership interests:
•
We have entered into an operating lease agreement with Parkway Properties, under which we lease office space in Houston, Texas from Parkway Properties. CPPIB beneficially owns greater than 10% of Parkway Properties. We paid approximately $0.2 million, $0.3 million, and $0.2 million to Parkway Properties for the years ended December 31, 2024, 2023, and 2022, respectively.

•
Aveanna Healthcare, LLC, Surgery Partners Holdings LLC, Innovacare, Athena Therapy, and US Renal Care are our clients to whom we provide software solutions. Bain beneficially owns greater than 10% of each of Aveanna Healthcare, LLC, Surgery Partners Holdings LLC, Innovacare, Athena Therapy, and US Renal Care. We received approximately $0.3 million, $0.3 million, and $0.3 million from Aveanna Healthcare, LLC for the years ended December 31, 2024, 2023, and 2022, respectively. We received approximately $1.0 million, $ 0.8 million, and $0.8 million from Surgery Partners Holdings LLC for the years ended December 31, 2024, 2023, and 2022, respectively. We received approximately $0.2 million, $0.2 million, and $0.2 million from Innovacare for the years ended December 31, 2024, 2023, and 2022, respectively. We received approximately $0.1 million, $0.1 million, and $0.1 million from Athena Therapy for the years ended December 31, 2024, 2023, and 2022, respectively. We received approximately $0.3 million from US Renal Care for the years ended December 31, 2024.

•
Rocket Software and Fidelity Information Services are vendors that provide us with software solutions. Bain beneficially owns greater than 10% of each of Rocket Software and Fidelity Information Services. We paid approximately $0.4 million, $0.4 million, and $0.4 million to Rocket Software for the years ended December 31, 2024, 2023, and 2022, respectively. We paid approximately $1.6 million to Fidelity Information Services for the year ended December 31, 2024.

Indemnification of Directors and Officers
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our amended and restated bylaws, provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the DGCL from and against all loss and liability suffered and expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding. Additionally, we have agreed to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.
Related Persons Transaction Policy
Our board of directors has adopted a written policy on transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that all “related persons” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our chief legal officer any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our chief legal officer will communicate that information to our board of directors or to a duly authorized committee thereof. Our related person policy provides that no related person transaction entered into following the completion of our initial public offering will be executed without the approval or ratification of our board of directors or a duly authorized committee thereof. It is our policy that any directors interested in a related person transaction must recuse themselves from any vote on a related person transaction in which they have an interest.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND FREQUENTLY ASKED QUESTIONS
Voting Instructions and Information
How to attend the Annual Meeting
We will be hosting the Annual Meeting live via the internet on June 4, 2025 at 11:30 a.m. (Eastern Time). You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/WAY2025. You will be able to attend the 2025 Annual Meeting from any location with internet connectivity. You will not be able to attend the 2025 Annual Meeting in person. If you are a stockholder of record, you will require the 16-digit control number included on your proxy card to gain admission to the Annual Meeting. If you are a beneficial owner, you should follow the instructions provided in the voting instruction card sent by the broker, bank, or other nominee through which you hold your shares for instructions on gaining admission to the Annual Meeting.
Appointing a proxy in response to this solicitation will not affect your right to attend the Annual Meeting and to vote during the 2025 Annual Meeting. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will receive instructions from such broker, bank or other nominee that you must follow in order to have your shares of common stock voted.
Stockholders may submit questions and comments before and during the meeting. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure will be posted on the virtual meeting web portal. To the extent time doesn’t allow us to answer all of the appropriately submitted questions, we will answer them in writing on the Investor Relations page on our website at investors.waystar.com, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
The Annual Meeting webcast will begin promptly at 11:30 a.m. (Eastern Time). We encourage you to access the meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 11:15 a.m. (Eastern Time), and you should allow ample time for the check-in procedures.
Matters to be presented
We are not aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any matters not described in this proxy statement are properly presented at the meeting, then proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned or postponed, then proxies can vote your shares at the adjournment or postponement as well.
Are all of the Company’s directors standing for election at the 2025 Annual Meeting?
No, only our Class I directors are standing for re-election at this time. Our Class II directors will stand for election in 2026 and our Class III directors will stand for election in 2027.
How do stockholders participate in the virtual meeting?
To participate in the meeting, you must have the 16-digit number that is shown on your proxy card or voting instruction card. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/WAY2025. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
Will stockholders be able to participate in the virtual meeting on the same basis stockholders would be able to participate in an in-person annual meeting?
The virtual meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world with an internet connection at little to no cost while protecting the health and well-being of our stockholders and other participants at the Annual Meeting.
We designed the format of the virtual meeting to ensure that stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•
providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the board;

•
providing stockholders with the ability to submit appropriate questions real-time via the meeting website; and

•
answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

Stockholders entitled to vote
You may vote if you owned shares of our common stock as of April 21, 2025, which is the record date for the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of common stock that you owned on that date. As of April 21, 2025, we had 173,018,999 shares of common stock outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered to be the stockholder of record with respect to those shares, and we have sent the proxy materials directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the Annual Meeting.
Beneficial Owner Stockholders.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in “street name,” and the Annual Report and proxy statement have been forwarded to you by such broker, bank or other nominee (which is considered to be the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct such broker, bank, or other nominee on how to vote. Your broker, bank or other nominee has sent you a voting instruction card for you to use in directing such broker, bank, or other nominee regarding how to vote your shares. However, since you are not the stockholder of record, you may not vote these shares during the live webcast of the Annual Meeting.
How do I vote if I did not receive or lost my proxy card?
If you were a stockholder of record as of the record date on April 21, 2025, then you may contact the Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., at 844-998-0339 (toll free) or 303-562-9304 (international) for assistance. If you are a beneficial owner, you will need to contact the broker, bank, or other nominee through which you hold your shares for assistance.
Vote tabulation
Broadridge Financial Solutions, Inc., an independent third party, will tabulate the votes.
How do I vote?
If you plan to attend the Annual Meeting, you may vote and submit questions while attending the meeting via live webcast. You will need the 16-digit number included on your proxy card or voting instruction card in order to be able to enter the meeting. Shares held in your name as the stockholder of record may be voted by you while the polls remain open at www.virtualshareholdermeeting.com/WAY2025 during the meeting.
If your common stock is held in your name, there are three ways for you to vote by proxy:
•
Mail the completed proxy card in the enclosed return envelope;

•
Call 1-800-690-6903; or

•
Log on to the internet at www.proxyvote.com and follow the instructions at that site.

Telephone and internet proxy voting will close at 11:59 p.m. (Eastern Time) on June 3, 2025. Proxies submitted by mail must be received prior to the meeting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your common stock:
•
FOR all of the nominees for director named in this proxy statement (Proposal 1);

•
FOR the approval of an amendment to our certificate of incorporation to remove the existing limit on the maximum size of our board of directors (Proposal 2); and

•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025 (Proposal 3).

If your common stock is held in the name of your broker, bank or other nominee, then you should receive separate instructions from the holder of your common stock describing how to vote your common stock.
Even if you plan to attend the Annual Meeting via live webcast, we recommend that you vote your common stock in advance as described above so that your vote will be counted if you later decide not to participate in the virtual Annual Meeting.
If you do not vote and the effect of broker non-votes
If you are a stockholder of record, then your shares will not be voted if you do not provide your proxy, unless you attend the live webcast and vote online during the Annual Meeting.
If (i) you are the beneficial owner of shares held in the name of a broker, bank or other nominee, (ii) you do not provide that broker, bank or other nominee with voting instructions, (iii) such person does not have discretionary authority to vote on such proposal, and (iv) you do not attend the live webcast and vote online during the Annual Meeting, then a “broker non-vote” may occur. Under the Nasdaq rules, brokers, banks and other nominees may generally vote on routine matters but cannot vote on non-routine matters. Our Proposal 3 (ratify the appointment of our independent registered public accounting firm for 2025) is the only proposal in this proxy statement that is considered a routine matter. Proposal 1 (election of directors) and Proposal 2 (approval of an amendment to our certificate of incorporation) are not considered routine matters, and without your instructions, your broker, bank, or other nominee cannot vote your shares. If you broker, bank, or other nominee exercises discretionary authority to vote on Proposal 3 at the Annual Meeting, then your shares will be counted as present at the meeting for purposes of determining a quorum, but these so-called “broker non-votes” will not be considered in determining the number of votes necessary for approval of Proposal 1 and will have no effect on the outcome of that proposal. Broker non-votes will have the same the same effect as a vote cast “AGAINST” Proposal 2.
How is a quorum determined?
Holders of a majority in voting power of the stock entitled to vote at the Annual Meeting must be present or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. Shares that vote with respect to at least one proposal to be considered at the Annual Meeting, votes to “WITHHOLD” authority on the election of directors, and votes to “ABSTAIN,” broker votes and broker non-votes (only when accompanied by broker votes with respect to at least one matter at the meeting) are counted as present and entitled to vote for purposes of determining a meeting quorum. No business may be conducted at the Annual Meeting if a quorum is not present. Stockholders attending the Annual Meeting through the live webcast will be considered present for the purposes of determining a meeting quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
Vote levels required to pass an item of business
Proposal		Vote Required	Broker Discretionary Voting Allowed
Proposal 1	Election of Three Class I Directors	Plurality of Votes Cast for each Director Nominee	No
Proposal 2	Approval of an Amendment to our Certificate of Incorporation	Majority* of Outstanding Shares Entitled to Vote Thereon	No
Proposal 3	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of Shares Present or Represented and Entitled to Vote	Yes

*
If the Annual Meeting occurs during a Protective Period (as defined in Proposal 2), approval will require the affirmative vote of at least 66 2∕3% of the outstanding shares entitled to vote thereon.

With respect to Proposal 1, you may vote “FOR” or “WITHHOLD” with respect to each director nominee. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes cast to “WITHHOLD” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. The individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that the three nominees receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Proxies may not be voted for more than three directors and stockholders may not cumulate votes in the election of directors.
With respect to Proposal 2 and Proposal 3, you may vote “FOR”, “AGAINST,” or “ABSTAIN”.
If you vote to “ABSTAIN” on Proposal 2 or 3, your vote will have the same effect as a vote “AGAINST” such proposal.
Proposal 3 (ratify the appointment of our independent registered public accounting firm for 2025) is the only proposal on which your broker is entitled to vote your shares if no instructions are received from you.

The board’s voting recommendations
•
FOR election of our board-nominated slate of directors (see Proposal 1);

•
FOR the approval of an amendment to our certificate of incorporation to remove the existing limit on the maximum size of our board of directors (see Proposal 2); and

•
FOR the ratification of the appointment of KPMG LLP, an independent registered public accounting firm, to be the auditors of our annual financial statements for the fiscal year ending December 31, 2025 (see Proposal 3).

Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote in accordance with the recommendations of the board.
Where can I find the voting results?
Preliminary voting results will be announced at the 2025 Annual Meeting, and final voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.
Revoking your proxy
You can revoke your proxy if your common stock is held in your name by:
•
Filing written notice of revocation before our Annual Meeting with our Secretary, Greg Packer, at the address shown on the front of this proxy statement;

•
Signing a proxy bearing a later date and delivering it before our Annual Meeting; or

•
Attending the live webcast and voting online during the Annual Meeting.

If your common stock is held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your proxy.
Cost of proxy solicitation
Our board solicits proxies on our behalf, and we will bear the expense of preparing, printing, and mailing this proxy statement and the proxies we solicit. Proxies may be solicited by mail, telephone, personal contact, and electronic means and may also be solicited by directors and officers in person, by the internet, by telephone, or by facsimile transmission without additional remuneration.
We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by the internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.
Where you can find our corporate governance materials
Current copies of our board’s Corporate Governance Guidelines, Code of Conduct, and the charters for the Audit, Compliance & Risk Committee, Talent & Compensation Committee, and Nominating and Corporate Governance Committee are published in the Corporate Governance section of the Investor Relations page on our website at investors.waystar.com. We are not, however, including the other information contained on or available through our website as a part of, or incorporating such information by reference into, this proxy statement.

Elimination of Paper and Duplicative Materials
Our 2025 proxy statement and Annual Report for the fiscal year ended December 31, 2024 are available free of charge on the Investors Relations page on our website at investors.waystar.com.
Householding — Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of our Annual Report and proxy statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for the Annual Meeting. If you wish to receive a separate copy of the Annual Report and proxy statement or of future annual reports and proxy statements, then you may contact our Investor Relations Department by (i) mail at Waystar Holding Corp., Attention: Investor Relations, 1550 Digital Drive, #300, Lehi, Utah, 84043, or (ii) e-mail at ir@Waystar.com. You can also contact your broker, bank or other nominee to make a similar request. If we did not household your proxy materials for the 2025 Annual Meeting but you would like us to do so in the future, please contact our Investor Relations Department by mail, telephone or email as listed above.
Incorporation by Reference
The Audit, Compliance & Risk Committee Report contained herein shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated by reference therein. In addition, we are not including any information contained on or available through our corporate website or any other website that we may maintain as part of, or incorporating such information by reference into, this proxy statement.
Transfer Agent Information
Broadridge Corporate Issuer Solutions, Inc., or Broadridge, is the transfer agent for the common stock of Waystar Holding Corp. Broadridge can be reached at 844-998-0339 (toll free) or 303-562-9304 (international) or via email at shareholder@broadridge.com. You should contact Broadridge if you are a registered stockholder and have a question about your account or if you would like to report a change in your name or address. Broadridge Corporate Issuer Solutions, Inc. can be contacted as follows:
Regular, Registered or Overnight Mail	Telephone Inquiries
Broadridge Corporate Issuer Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717	844-998-0339 (U.S.) 303-562-9304 (international) Website www.shareholder.broadridge.com

APPENDIX A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WAYSTAR HOLDING CORP.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware
Waystar Holding Corp., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
1.   Section (A) of Article VI of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:
“A.   Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designation with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors; provided that, at any time the Institutional Investors collectively beneficially own, in the aggregate, at least 40% in voting power of the then-outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, the stockholders may also fix the number of directors by resolution adopted by the stockholders. Notwithstanding the foregoing, for so long as any of the EQT Stockholders, the CPPIB Stockholders or the Bain Stockholders have rights to nominate directors under this Article VI, (i) any resolution adopted by the Board of Directors that determines the total number of directors constituting the Board of Directors shall require the consent of each EQT Director Nominee, CPPIB Director Nominee and Bain Director Nominee then-serving on the Board of Directors (in each case, to the extent the EQT Stockholders, CPPIB Stockholders and Bain Stockholders, as applicable, have the right to designate such nominee pursuant to this Certificate of Incorporation) and (ii) the number of directors constituting the Board of Directors shall not be fixed at a number lower than the number of directors as is required to allow for the election of each EQT Director Nominee, CPPIB Director Nominee, and Bain Director Nominee, as well as each Independent Director Nominee and the CEO Director Nominee. In connection with the election of directors at each annual meeting of stockholders (and any special meeting of stockholders at which directors are to be elected), (i) the EQT Stockholders shall have the right to nominate, or direct the Corporation to nominate, the number of designees as set forth in Section (C)(i) or (iv) of this Article VI (each, an “EQT Director Nominee”), (ii) the CPPIB Stockholders shall have the right to nominate, or direct the Corporation to nominate, the number of designees as set forth in Section (C)(ii) or (iv) of this Article VI (the “CPPIB Director Nominee”), (iii) the Bain Stockholders shall have the right to nominate, or direct the Corporation to nominate, the number of designees as set forth in Section (C)(iii) or (iv) of this Article VI (the “Bain Director Nominee” and, together with the EQT Director Nominees and the CPPIB Director Nominee, the “Stockholder Nominees”), (iv) the Corporation shall cause the nomination of five (5) independent director nominees (each, an “Independent Director Nominee”), and (v) the Corporation shall cause the nomination of the person who, as of the date of nomination, is then-serving as Chief Executive Officer of the Corporation (provided, however, that if, as of the date of such nomination, the person then-serving as Chief Executive Officer is not expected to be in office as the Chief Executive Officer as of the date of the relevant meeting, the Corporation shall not be required to nominate

A-1

such person and may instead nominate such person, if any, who is expected to be serving as Chief Executive Officer (or interim Chief Executive Officer) as of the date of such meeting (the “CEO Director Nominee”). Notwithstanding anything to the contrary contained in this Article VI.A, no party shall have the right to nominate any director, and the Corporation shall not be required to take any action to cause any such person to be nominated, if and to the extent such nominee would result, assuming all such nominees are elected as members of the Board of Directors, in a number of directors nominated by such party to exceed the number of directors that such party is then entitled to nominate for membership on the Board of Directors pursuant to this Article VI.A. and Article VI.C. below.
2.   The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.
[Signature Page Follows]

A-2

IN WITNESS WHEREOF, Waystar Holding Corp. has caused this Certificate to be executed by its duly authorized officer on this        day of      , 2025.
WAYSTAR HOLDING CORP.
By:
Name:
Title:

WAYSTAR HOLDING CORP. C/O BROADRIDGEP.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/WAY2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,
NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V72925-P32589KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYWAYSTER HOLDING CORP.ForWithholdFor AllTo withhold authority to vote for any individualThe Board of Directors recommends you vote FOR eachAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.of the following nominees: 1.Elect three Class I directors to hold office until our 2028!!!Annual Meeting of stockholders and until their respectivesuccessors have been duly elected and qualified.Nominees:01)Samuel Blaichman02)Priscilla Hung03)Vivian RiefbergThe Board of Directors recommends you vote FOR the following proposals:2.Approve an amendment to our Amended and Restated Certificate of Incorporation to remove the existing limit on the maximum size of our board of directors. 3.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2025. For Against Abstain! ! !! ! ! NOTE: To transact such other business as may properly come before the annual meeting of stockholders or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.V72926-P32589WAYSTAR HOLDING CORP.ANNUAL MEETING OF STOCKHOLDERSWEDNESDAY JUNE 4, 2025, 11:30 A.M. EASTERN TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Matthew J. Hawkins, Steven M. Oreskovich, and Gregory R. Packer, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Waystar Holding Corp. that the undersigned would be entitled to vote at the annual meeting of stockholders to be held at 11:30 a.m., Eastern Time, on Wednesday June 4, 2025, at www.virtualshareholdermeeting.com/WAY2025 and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.Continued and to be signed on the reverse side.